FINANCIAL STATEMENTS

Venerable Insurance and Annuity Company
Alger Separate Account A

For the years ended December 31, 2025 and 2024
with Report of Independent Auditors

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VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Financial Statements
Year Ended December 31, 2025

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Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Venerable Insurance and Annuity Company and Contract Owners of Venerable Insurance and Annuity Company Alger Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Venerable Insurance and Annuity Company Alger Separate Account A (the Separate Account), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst + Young LLP

We have served as the Separate Account's auditor since 2020.
Philadelphia, Pennsylvania
April 22, 2026

Appendix

Subaccounts comprising Venerable Insurance and Annuity Company Alger Separate Account A

Subaccounts	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets
Alger Large Cap Growth Portfolio - Class I-2 Alger Small Cap Growth Portfolio - Class I-2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Statements of Assets and Liabilities
December 31, 2025
(Dollars in thousands)

	Alger Large Cap Growth Portfolio - Class I-2	Alger Small Cap Growth Portfolio - Class I-2
Assets
Investments in mutual funds at fair value	$14,087	$4,228
Total assets	14,087	4,228
Net assets	$14,087	$4,228
Total number of mutual fund shares	136,538	226,831
Cost of mutual fund shares	$8,399	$5,576

The accompanying notes are an integral part of these financial statements.
3

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2025
(Dollars in thousands)

	Alger Large Cap Growth Portfolio - Class I-2	Alger Small Cap Growth Portfolio - Class I-2
Net investment income (loss)
Investment Income:
Dividends	$—	$—
Expenses:
Mortality and expense risk charges	80	25
Total expenses	80	25
Net investment income (loss)	(80)	(25)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	34	(14)
Capital gains distributions	1,515	49
Total realized gain (loss) on investments and capital gains distributions	1,549	35
Net unrealized appreciation (depreciation) of investments	1,733	200
Net realized and unrealized gain (loss) on investments	3,282	235
Net increase (decrease) in net assets resulting from operations	$3,202	$210

The accompanying notes are an integral part of these financial statements.
4

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31, 2025 and 2024
(Dollars in thousands)

	Alger Large Cap Growth Portfolio - Class I-2	Alger Small Cap Growth Portfolio - Class I-2
Net assets at January 1, 2024	$7,667	$3,741
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(61)	(11)
Total realized gain (loss) on investments and capital gains distributions	15	(14)
Net unrealized appreciation (depreciation) of investments	3,263	302
Net increase (decrease) in net assets resulting from operations	3,217	277
Changes from principal transactions:
Total increase (decrease) in net assets	3,217	277
Net assets at December 31, 2024	$10,884	$4,018
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(80)	(25)
Total realized gain (loss) on investments and capital gains distributions	1,549	35
Net unrealized appreciation (depreciation) of investments	1,733	200
Net increase (decrease) in net assets resulting from operations	3,202	210
Changes from principal transactions:
Total increase (decrease) in net assets	3,202	210
Net assets at December 31, 2025	$14,087	$4,228

The accompanying notes are an integral part of these financial statements.
5

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Notes to Financial Statements

1. Organization

Venerable Insurance and Annuity Company (“VIAC” or the “Company”) is domiciled in the State of Iowa and was originally organized in 1973 under the insurance laws of Minnesota. On June 1, 2018, the Company became an indirectly wholly owned subsidiary of VA Capital Company LLC, (“VA Capital”), a limited liability company domiciled in the State of Delaware. The Company’s direct parent is Venerable Holdings, Inc. (“Venerable Holdings”), a holding company domiciled in the State of Delaware. Before June 1, 2018, the Company was an indirectly wholly owned subsidiary of Voya Financial, Inc.

Alger Separate Account A of the Company (the “Account”) was established by the Company to support operations of the Company’s variable life contracts (the “Contracts”). The Company ceased sales of new variable life contracts, but existing Contract owners may continue to invest in their Contracts.

The Account supports Alger VUL flexible premium variable life insurance Contracts.

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. VIAC provides for variable accumulation and benefits under the Contracts by crediting life premiums to one or more divisions within the Account or a fixed account (an investment option in the Company’s general account), as directed by the policyholders. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business VIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VIAC.

At December 31, 2025, the Account had two investment divisions (the “Divisions”), each which invest in independently managed mutual funds. The assets in each Division are invested in shares of a designated fund (“Fund”) of an investment trust (“Trust”).

The Divisions with asset balances at December 31, 2025 are as follows:

Alger Growth Portfolio
Alger Large Cap Growth Portfolio - Class I-2
Alger Small Cap Growth Portfolio - Class I-2

2. Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Notes to Financial Statements

ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VIAC, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to policyholders. Accordingly, earnings and realized capital gains of the Account attributable to the policyholders are excluded in the determination of the federal income tax liability of VIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Policyholder Reserves

Policyholder reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the policyholders invested in the Account Divisions. To the extent that benefits to be paid to the policyholders exceed their account values, VIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VIAC.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to policyholders activity, including premiums, death benefits, surrenders and withdrawals, contract charges, cost of insurance, policy loans and administrative charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VIAC).

Segment Disclosures

FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”) defines an operating segment as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Account’s CODM is the Company’s Chief Executive Officer. The Account represents a single operating segment as the CODM monitors operating results, and as a whole, long-term strategic asset allocation is pre-determined based on a defined investment strategy. The “Total increase (decrease) in net assets”, which is used by the CODM to assess the segment’s performance, is consistent with the accompanying Statements of Changes in Net Assets. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “Total net assets” and significant segment expenses are listed on the accompanying Statements of Operations.

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Notes to Financial Statements

Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements were issued.

3. Financial Instruments

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund’s next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2025. There were no transfers among the levels for the year ended December 31, 2025. The account had no liabilities as of December 31, 2025.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

•	Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

A.	Quoted prices for similar assets or liabilities in active markets;

B.	Quoted prices for identical or similar assets or liabilities in non-active markets;

C.	Inputs other than quoted market prices that are observable; and

D.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4. Charges and Fees

Under Policy terms, VIAC deducts a daily mortality and expense risk charge to cover VIAC’s mortality and expense risk and other expenses in connection with the issuance and administration of the Policies. Daily charges are deducted at annual rates of 0.65% of the average daily net asset value of each Division of the Account. These charges are assessed through a reduction in unit values.

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Notes to Financial Statements

5. Purchase and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 follow:

	Purchases	Sales
	(Dollars in thousands)
Alger Growth Portfolio:
Alger Large Cap Growth Portfolio - Class I-2	$1,515	$80
Alger Small Cap Growth Portfolio - Class I-2	$49	$25

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Notes to Financial Statements

6. Changes in Units

The net changes in units outstanding follow:

Year ended December 31
	2025			2024
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Growth Portfolio:
Alger Large Cap Growth Portfolio - Class I-2	—	—	—	—	—	—
Alger Small Cap Growth Portfolio - Class I-2	—	—	—	—	—	—

VENERABLE INSURANCE AND ANNUITY COMPANY
ALGER SEPARATE ACCOUNT A
Notes to Financial Statements

7. Financial Highlights

A summary of unit values, units outstanding, and net assets for life insurance Policies as of December 31, 2025, 2024, 2023, 2022, and 2021 and expense ratios, excluding expenses of underlying Funds, investment income ratios and total returns for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 follows:

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
Alger Large Cap Growth Portfolio - Class I-2
2025		31	$448.70	$14,087	0.00%	0.65%	29.42%
2024		31	$346.69	$10,884	0.00%	0.65%	41.96%
2023		31	$244.22	$7,667	0.00%	0.65%	31.81%
2022		31	$185.28	$5,817	0.00%	0.65%	-39.05%
2021		31	$304.02	$9,544	0.00%	0.65%	11.11%
Alger Small Cap Growth Portfolio - Class I-2
2025		32	$133.21	$4,228	0.00%	0.65%	5.22%
2024		32	$126.60	$4,018	0.39%	0.65%	7.43%
2023		32	$117.84	$3,741	0.00%	0.65%	15.73%
2022		32	$101.82	$3,232	0.00%	0.65%	-38.42%
2021		32	$165.35	$5,248	0.00%	0.65%	-6.67%
AThe Fund Inception Date represents the first date the fund received money.
BThe Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
CThe Expense Ratio represents the annualized mortality and expense risk charges as defined in the Charges and Fees note.
DTotal Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities.

FINANCIAL STATEMENTS — STATUTORY BASIS AND SUPPLEMENTARY INFORMATION

Venerable Insurance and Annuity Company

As of December 31, 2025 and 2024, and for the years ended December 31, 2025, 2024, and 2023, with Report of Independent Auditors

VENERABLE®

VENERABLE INSURANCE AND ANNUITY COMPANY
Financial Statements — Statutory Basis
And Supplementary Information
December 31, 2025

Contents

Report of Independent Auditors	1
Audited Financial Statements - Statutory Basis	
Balance Sheets - as of December 31, 2025 and 2024	4
Statements of Operations - for the years ended December 31, 2025, 2024, and 2023	6
Statements of Changes in Capital and Surplus - for the years ended December 31, 2025, 2024, and 2023	7
Statements of Cash Flows - for the years ended December 31, 2025, 2024, and 2023	8
Notes to Financial Statements	10
Supplementary Information	
Report of Independent Auditors on Supplementary Information	70
Supplemental Schedule of Selected Statutory Basis Financial Data	71
Investment Risk Interrogatories	74
Summary Investment Schedule	80
Supplemental Schedule of Life and Health Reinsurance Disclosures	71
Note to Supplementary Information	73

Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

Report of Independent Auditors

The Board of Directors and Stockholder
Venerable Insurance and Annuity Company

Opinion

We have audited the statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Ernst + Young LLP

Philadelphia, Pennsylvania
March 27, 2026

VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31	
	2025	2024
Admitted Assets	*(In Thousands)*	
Cash and invested assets:		
Bonds	$ 3,152,026	$ 4,160,092
Preferred stocks	81,242	31,741
Common stocks and investment in and advances to subsidiaries	1,418,256	1,276,863
Mortgage loans	721,064	960,628
Contract loans	1,458	1,976
Other invested assets	478,545	297,149
Cash and short-term investments	276,952	47,735
Total cash and invested assets	6,129,543	6,776,184
Deferred and uncollected premiums	(42,683)	(33,985)
Accrued investment income	35,247	44,354
Reinsurance balances recoverable	84,979	76,857
Indebtedness from related parties	8,030	6,825
Federal income tax recoverable	74,679	80,629
Other assets	3,697	3,425
Separate account assets	20,416,491	17,640,468
Total admitted assets	$ 26,709,981	$ 24,594,757

4

VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31	
	2025	2024
	(In Thousands, except share amounts)	
Liabilities and Capital and Surplus		
Liabilities:		
Policy and contract liabilities:		
Life and annuity reserves	$ 4,320,463	$ 5,220,853
Deposit type contracts	22,005	19,132
Policy and contract claims	(10,154)	(12,075)
Total policy and contract liabilities	4,332,314	5,227,910
Interest maintenance reserve	5,547	40,371
Accounts payable and accrued expenses	940	3,423
Reinsurance balances	30,885	30,538
Asset valuation reserve	49,251	50,500
Net transfers from separate accounts due or accrued	(73,690)	(30,339)
Other liabilities	135,956	135,370
Separate account liabilities	20,416,491	17,640,468
Total liabilities	24,897,695	23,098,241
Capital and surplus:		
Common stock: authorized 250,000 shares of $10 par value; 250,000 shares issued and outstanding	2,500	2,500
Special surplus funds	297,434	313,911
Surplus notes	401,567	226,344
Paid in and contributed surplus	445,463	385,463
Unassigned funds (surplus)	665,322	568,298
Total capital and surplus	1,812,286	1,496,516
Total liabilities and capital and surplus	$ 26,709,981	$ 24,594,757

5

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Operations — Statutory Basis

	Year ended December 31		
	2025	2024	2023
		(In Thousands)	
Premiums and other revenues:			
Life, annuity, and accident and health premiums	$ 181	$ 807	$ 662
Policy proceeds and dividends left on deposit	—	—	(1,046,124)
Net investment income	217,571	288,961	415,512
Amortization of interest maintenance reserve	520	5,092	10,679
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	(986,258)	(1,529,709)	(1,646,871)
Other revenue	5,497	7,144	9,566
Total premiums and other revenues	(762,489)	(1,227,705)	(2,256,576)
Benefits paid:			
Annuity benefits	772,964	793,042	763,447
Surrender benefits and withdrawals	2,350,540	2,078,221	1,461,814
Decrease in life, annuity, and accident and health reserves	(900,340)	(1,413,022)	(2,554,967)
Net transfers from separate accounts	(3,215,504)	(2,913,750)	(2,362,633)
Total benefits paid	(992,340)	(1,455,509)	(2,692,339)
Insurance expenses and other deductions:			
Commissions	125,987	107,040	105,764
General expenses	67,566	61,779	68,580
Insurance taxes, licenses, and fees	2,691	2,523	2,483
Other expense (income)	973	2,705	104,179
Total insurance (income) expenses and other deductions	197,217	174,047	281,006
Gain (loss) from operations before federal income taxes and net realized capital losses	32,634	53,757	154,757
Federal income tax expense (benefit)	—	—	(6,459)
Gain (loss) from operations before net realized capital losses	32,634	53,757	161,216
Net realized capital loss	(13,195)	(29,099)	(252,545)
Net income (loss)	$ 19,439	$ 24,658	$ (91,329)

6

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Changes in Capital and Surplus — Statutory Basis

	Year ended December 31		
	2025	2024	2023
		(In Thousands)	
Common stock:			
Balance at beginning and end of year	$ 2,500	$ 2,500	$ 2,500
Surplus notes:			
Balance at beginning of year	226,344	226,121	252,109
Surplus notes issued	175,223	223	16,121
Surplus notes paid	—	—	(42,109)
Balance at end of year	401,567	226,344	226,121
Paid-in and contributed surplus:			
Balance at beginning of year	$ 385,463	$ 1,160,463	$ 1,160,463
Capital received (Return of capital)	60,000	(775,000)	—
Balance at end of year	445,463	385,463	1,160,463
Special surplus funds:			
Balance at beginning of year	313,911	330,388	234,385
Gain on ceded reinsurance	—	—	110,274
Amortization of gain on reinsurance	(16,477)	(16,477)	(14,271)
Balance at end of year	297,434	313,911	330,388
Unassigned surplus:			
Balance at beginning of year	568,298	(8,314)	349,473
Net income (loss)	19,439	24,659	(91,329)
Change in net unrealized capital gains (losses)	339,750	224,310	4,497
Change in nonadmitted assets	1,586	297,992	(299,578)
Change in reserve due to change in valuation basis	—	—	15,876
Change in asset valuation reserve	1,249	29,651	12,747
Dividends to stockholder	(265,000)	—	—
Balance at end of year	665,322	568,298	(8,314)
Total capital and surplus	$ 1,812,286	$ 1,496,516	$ 1,711,158

7

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Cash Flows — Statutory Basis

	Year ended December 31		
	2025	**2024**	**2023**
		(In Thousands)	
Operating Activities			
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$ (1,012)	$ 722	$ (186)
Net investment income received	235,441	301,033	439,330
Commissions and expenses paid	(308,252)	(239,058)	(334,684)
Benefits paid	(4,165,312)	(4,474,723)	(4,253,021)
Net transfers from separate accounts	3,172,153	2,915,074	2,368,173
Federal income taxes paid	(16,534)	—	—
Miscellaneous income	154,299	115,627	125,538
Net cash (used in) provided by operations	(929,217)	(1,381,325)	(1,654,850)
Investment Activities			
Proceeds from sales, maturities, or repayments of investments:			
Bonds	2,224,818	1,367,395	1,432,566
Stocks	207,000	253,567	210,700
Mortgage loans	290,995	271,395	263,234
Other invested assets	67,221	350	114,648
Miscellaneous proceeds	6,464	(768)	(8,797)
Total investment proceeds	2,796,498	1,891,939	2,012,351
Cost of investments acquired:			
Bonds	1,356,212	296,347	174,026
Stocks	38,628	—	—
Mortgage loans	55,928	48,090	19,635
Other invested assets	184,411	14,725	20,265
Miscellaneous applications	(10,029)	6,270	(190)
Total cost of investments acquired	1,625,150	365,432	213,736
Net decrease in contract loans	—	—	719
Net cash provided by investment activities	1,171,348	1,526,507	1,799,334
Financing and Miscellaneous Activities			
Other cash provided (applied):			
Surplus notes	175,000	—	(25,988)
Capital and paid-in surplus, less treasury stock	60,000	(775,000)	—
Net deposits (withdrawals) on deposit type contracts	2,873	6,995	267,327
Dividends paid to stockholder	(265,000)	—	—
Nonadmitted cash and short-term investments	—	300,000	(300,000)
Other cash provided (applied)	14,214	23,002	55,112
Net cash provided by (used in) financing and miscellaneous activities	(12,913)	(445,003)	(3,549)
Net increase (decrease) in cash and short-term investments	229,218	(299,821)	140,935

8

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Cash Flows — Statutory Basis

	Year ended December 31		
	2025	**2024**	**2023**
		(In Thousands)	
Cash and short-term investments:			
Beginning of year	47,735	347,556	206,621
End of year	$ 276,953	$ 47,735	$ 347,556

Note: Supplemental disclosures of cash flow information for non-cash transactions:			
Transferred bonds to settle ceded reinsurance obligations	$ —	$ 45,114	$ 1,683,458
Transferred mortgage loans to settle ceded reinsurance obligations	—	—	287,026
Transferred other invested assets to settle ceded reinsurance obligations	—	—	35,677
Asset transfer bonds to other invested assets - proceeds (investing)	74,434	—	—
Asset transfer bonds to other invested assets - acquired (investing)	(74,434)	—	—
Asset transfer bonds to stocks- proceeds (investing)	17,553	—	—
Asset transfer bonds to stocks- acquired (investing)	(17,553)	—	—

9

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

1. Organization and Significant Accounting Policies

Venerable Insurance and Annuity Company ("VIAC" or the "Company"), is domiciled in the State of Iowa ("Iowa") and is a direct, wholly-owned subsidiary of Venerable Holdings, Inc. ("Venerable Holdings" or the "Parent"), a holding company domiciled in the State of Delaware. Venerable Holdings is a direct subsidiary of VA Capital Company LLC ("VA Capital"), a limited liability company domiciled in the State of Delaware.

Venerable Holdings owns all outstanding shares of the capital stock of the Company and VIAC Services Company ("VSC"), and all of the membership interest of Directed Services LLC ("DSL"). VSC, a corporation domiciled in the State of Delaware, provides services to Venerable Holdings and its subsidiaries, including the Company. DSL, a limited liability company domiciled in the State of Delaware, is a registered Broker Dealer and provides underwriting and wholesale distribution services to the Company.

Effective September 5, 2025, and September 12, 2025, Venerable Investment Advisers, LLC, ("Venerable Advisers"), an investment adviser and wholly-owned subsidiary of Venerable Holdings, launched additional mutual funds (collectively, "Wave 2") through the Venerable Variable Insurance Trust ("VVIT"). The Wave 2 funds, with $7.0 billion in assets under management as of the combined effective dates, are comprised of assets substituted from previously managed, independent trusts. Effective September 9, 2024, Venerable Advisers announced the launch of the VVIT, comprised of mutual funds managed by Venerable Advisers ("Wave 1"). The VVIT funds in Wave 1, with $9.5 billion in assets under management as of the effective date, are also comprised of assets substituted from previously managed, independent trusts. The mutual funds launched in Wave 1 and Wave 2 serve as investment options for the Company's separate accounts, and brings the management of the mutual funds underlying the Company's variable annuity business primarily in-house. As a result of the Wave 2 and Wave 1 launches, the Company released $53.0 and $96.6 in reserves, to eliminate the optional conservatism beyond the minimum reserving standards embedded in its variable annuity reserve calculation, effective January 1, 2025 and 2024, respectively, which was recognized in unassigned funds.

The Company has two direct, wholly-owned subsidiaries, Rocky Range, Inc. ("Rocky Range") and Corporate Solutions Life Reinsurance Company ("CSLR"). Rocky Range is an insurance company domiciled in the State of Arizona that is licensed as a pure captive reinsurer by the Arizona Department of Insurance and Financial Institutions ("DIFI"). CSLR is an insurance company domiciled in the State of Iowa and operates as a reinsurance company. Effective April 1, 2025, after receiving all appropriate regulatory approvals, CSLR redomesticated from the State of Delaware to the State of Iowa and became an Iowa domiciled insurance company.

On June 26, 2025, Venerable Holdings announced a definitive agreement with Corebridge Financial, Inc. ("Corebridge"), to: (i) reinsure approximately $51 billion of variable annuity liabilities issued by Corebridge affiliates: American General Life Insurance Company ("AGL"), a Texas-domiciled insurance company, and The United States Life Insurance Company in the City of New York ("USL"), a New York-domiciled insurance company; (ii) reinsure ongoing variable annuity new business as issued by AGL ("flow reinsurance"); and (iii) acquire SunAmerica Asset Management, LLC ("SAAMCo"), an investment advisor. The transaction was executed in phases. Effective August 1, 2025, CSLR, the Company's wholly-owned subsidiary, assumed AGL's existing variable annuity liabilities and commenced variable annuity new business flow reinsurance. The reinsured block primarily includes contracts with guaranteed minimum withdrawal benefits ("GMWB"), and also includes a block of policies with guaranteed minimum death benefits ("GMDB") and investment-only variable annuities. AGL retains administrative responsibilities for its reinsured policies. Also effective August 1, 2025, and in support of the Corebridge transaction, the Company issued six additional surplus notes for a sum total principal amount of $175.0, maturing on June 29, 2045. See the "Capital and Surplus" footnote for additional details on surplus notes. Venerable Holdings completed its acquisition of SAAMCo and closed the reinsurance transaction involving CSLR's agreement to assume the USL polices in the first quarter of 2026, after receiving all appropriate regulatory approvals. See the "Subsequent Events" footnote for additional details on material events occurring subsequent to December 31, 2025.

10

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Effective January 17, 2025, certain variable annuity contracts were transferred to the Company, from Equitable Financial Life Insurance Company ("Equitable Financial"), an insurance company domiciled in the State of New York. The Company replaced Equitable Financial as the insurer of the contracts, and the Company assumed all the rights, obligations, and liabilities under the terms of the contracts, and became the servicing company for contract inquiries and transactions (the "Novation"). The Novation contracts transferred from Equitable Financial to the Company, and subsequently reinsured to CSLR, were $3.6 billion in account value and $2.6 billion in general account statutory reserves, as of December 31, 2025. See the "Reinsurance" footnote for additional details pertaining to reinsurance activity.

Description of Business

The Company historically offered various insurance products including immediate and deferred variable and fixed annuities, fixed indexed annuities, traditional life insurance, supplemental contracts consisting of life insurance proceeds and payout annuities for pre-retirement wealth accumulation and post-retirement income management. The Company no longer sells new insurance or annuity contracts and instead is focused on providing administrative servicing to the owners and distributors of the previously issued contracts. The Company provides third party administrative servicing for annuity contracts issued by other insurers. The Company may also acquire closed block variable annuity business and/or enter into reinsurance transactions or administrative deals as part of its business growth.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates are primarily based on historical experience and at times may differ from the actual results. Estimates are regularly revised and updated by management as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles and Accounting Changes

Effective January 1, 2025, the Company adopted the NAIC Principles Based Bond Definition ("PBBD"). The PBBD clarifies what investments qualify for bond treatment under SSAP No. 26 - Bonds, and SSAP No. 43R - Asset-Backed Securities, and introduces new reporting categories on Schedules D and BA. The PBBD requires mark-to-market accounting for investments considered "failed bonds" under SSAP No. 21 - Other Invested Assets.

The aggregate book adjusted carrying value of securities reclassified off of Schedule D is $74.4. The aggregate book adjusted carrying value of securities reclassified off of Schedule D that resulted in a change in measurement basis is $51.0. The aggregate decrease to surplus for securities reclassified off Schedule D is $2.3.

The Company does not have any recently adopted accounting principles as of December 31, 2024 and 2023.

The Company did not elect to adopt any accounting changes as of December 31, 2025.

Effective January 1, 2024, the Company elected to adopt in full, a change in reserve valuation basis as described in SSAP No. 51R - Life Contracts ("SSAP No. 51R") for its payout reserve calculation. This change in valuation basis impacts annuitizations originating from variable annuities issued by the Company, valued previously under the Commissioners Annuity Reserve Valuation Method ("CARVM"), and adopts a Variable Annuities ("VM-21") valuation basis for payout reserves, aligned with the base contract. The Company received approval of this change in reserve valuation basis from the Iowa Insurance Division on November 25, 2024. Upon full adoption as of the effective date, the impact is a reduction of $11.7 in gross reserves, with no impact to net reserves as these payouts were subsequently ceded to CSLR, the Company's wholly-owned subsidiary.

11

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Effective January 1, 2023, the Company elected to adopt in full, a change in reserve valuation basis as described in SSAP No. 51R - Life Contracts ("SSAP No. 51R"), to eliminate the optional conservatism beyond the minimum reserving standards embedded in its payout reserve calculation. The Company received approval of this change in reserve valuation basis from the Iowa Insurance Division on December 20, 2023. The amount of full adoption as of the effective date was $15.9, which was recognized in Unassigned funds (surplus).

Correction of Errors

The Company does not have any correction of errors to disclose as of December 31, 2025, 2024, and 2023.

Basis of Presentation

Certain amounts in the accompanying financial statements have been reclassified to conform to the Company's 2025 financial statement presentation.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from United States Generally Accepted Accounting Principles ("U.S. GAAP"). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a rating assigned by the National Association of Insurance Commissioners ("NAIC").

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

- The length of time and the extent to which the fair value has been below cost.
- The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
- The Company's intent to sell the security prior to its maturity at an amount below its carrying value.
- The Company's intent and ability to hold the security long enough for it to recover its cost.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other-than-temporary. When an other-than-temporary impairment ("OTTI") is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the interest maintenance reserve ("IMR") and the non-interest related OTTI is included in the asset valuation reserve ("AVR") in the period that the OTTI is considered to have occurred as prescribed by the NAIC. Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

The Company invests in structured securities, including mortgage-backed securities, asset backed securities, and collateralized loan obligations. Structured securities are reported at amortized cost or fair value based on a rating assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur. For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

12

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Under U.S. GAAP, fixed maturities are designated at purchase as held to maturity, trading or available-for-sale, except for those accounted for using the fair value option ("FVO"). Held to maturity investments are reported at amortized cost and the remaining fixed maturity investments are reported at fair value. For those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder's equity. Using the FVO, securities are reported at fair value with changes in fair value reported in the statements of operations.

When an intent impairment is determined, the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in net realized capital gains (losses) in the statements of operations as an OTTI. If the Company does not intend to sell the security, the Company determines whether or not it has intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis. If the Company does not have the intent and ability to retain the investment for the time sufficient to recover the amortized cost basis, an OTTI should be considered to have occurred.

Asset Valuation Reserves: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by a NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. AVR is not applicable under U.S. GAAP.

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds, and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. IMR is not applicable under U.S. GAAP.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan's original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, mortgage loans are recognized at fair value with unrealized gain or loss recorded in surplus.

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company's assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance with *SSAP No. 101, Income Taxes* ("*SSAP No. 101*"). A valuation allowance is required if based on the weight of all available evidence (positive and negative), it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not

13

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

be realized. This assessment is determined on a separate reporting entity basis.

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under *SSAP No. 101*. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.

SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement as a component of the total income tax provision.

U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus, deferred state income taxes must be recorded under U.S. GAAP. *SSAP No. 101*, however, specifically prohibits establishing deferred state income tax assets and liabilities.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment- type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under Statutory accounting practices are calculated based upon both the net level premium method and Commissioners' Reserve Valuation method ("CRVM") using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated based upon the Commissioners' Annuity Reserve Valuation method ("CARVM") using statutory rates for mortality and interest.

Under U.S. GAAP, policy reserves for traditional products are based upon the net level premium method utilizing best estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses

14

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for uncollectible reinsurance, which are charged to earnings. Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally past due agents' balances and commission advances, and other assets not specifically identified as an admitted asset within the NAIC *Accounting Practices and Procedures Manual,* are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In addition, non- admitted assets include deferred tax assets that are not admissible under *SSAP No. 101*. See *Deferred Income Taxes* above.

Under U.S. GAAP, all assets are included in the balance sheets.

Policyholder Dividends: Policyholder dividends are recognized when declared.

Under U.S. GAAP, dividends allocable to participating contract owners are based on published dividend projections or expected dividend scales.

Surplus Notes: Surplus notes issued are reported as a component of surplus on the balance sheets. Under statutory accounting practices, no interest expense is recorded on the surplus notes until payment has been approved by the Iowa Insurance Division.

Under U.S. GAAP, surplus notes are reported as long-term debt, and the related interest is reported as a charge to earnings over the term of the notes.

Separate Accounts: The assets and liabilities of the separate accounts are carried at fair value, and the reserves are calculated based upon the CARVM.

Under U.S. GAAP, separate account assets supporting variable options under variable annuity contracts are equal to cumulative deposits, less charges and withdrawals, plus interest credited thereon. The Market Value Adjustment ("MVA") and Collared Annuity Product ("CAP") separate accounts do not qualify as separate accounts and are reported as assets and liabilities of the Company's general account. Reserves for individual and group deferred annuity contracts are equal to cumulative deposits, less charges and withdrawals, net of adjustments for investment experience that the Company is entitled to reflect in future credit interest.

Reconciliation to U.S. GAAP: The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other assets are stated at either amortized cost using the interest method or the lower of cost or fair value.

15

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Asset-backed and structured securities are generally stated at either amortized cost unless subject to the lower of cost or market rule if in or near default.. The prospective adjustment method is used to determine the amortized cost for asset–backed and structured securities

Preferred stocks are stated in accordance with *SSAP No. 32, Preferred Stock.*

Common stocks are stated at market value and Federal Home Loan Bank ("FHLB") common stock is priced at par value, which are included in Common stocks and investment in advances to subsidiaries on the balance sheets.

Short-term investments are stated at amortized cost.

Other Invested Assets are reported on Schedule BA in accordance with the applicable SSAPs. Investments in joint ventures, partnerships, and LLCs are accounted for under SSAP No. 48 and recorded based on the investee's audited U.S. GAAP equity when the Company holds a non-controlling interest. Debt securities that do not qualify as bonds are accounted for under SSAP No. 21 and reported at the lower of amortized cost or fair value, with changes recognized through surplus. For residual tranches, the Company applies the SSAP No. 21 practical expedient, recognizing income only after the book adjusted carrying value is reduced to zero. Surplus and capital notes are accounted for under SSAP No. 41. Surplus and capital notes rated NAIC 1–2 are reported at amortized cost; notes rated NAIC 3–6 are reported at the lower of amortized cost or fair value, with mark to market adjustments recorded through surplus.

Realized capital gains and losses are generally determined using the first in first out method.

Other Accounting Practices

Contract Loans: Contract loans are reported at unpaid principal balances but not in excess of the cash surrender value.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates ranged from 0.01% to 17.77% for 2025.

The Company waives deduction of deferred fractional premiums upon the death, the larger of the variable insurance amount or the amount of the death benefits as of the prior processing date plus the amount of any subsequent additional premium payments minus withdrawals. Surrender values are not promised in excess of the legally computed reserves.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on paid-up limited pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

16

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Iowa Insurance Division, is $2.8, $3.0, and $3.5 at December 31, 2025, 2024, and 2023, respectively. Reserves to cover the above insurance were immaterial at December 31, 2025 and 2024, respectively.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.

Participating Insurance: Participating business approximates less than 20% of the Company’s life insurance in force. For the year ended December 31, 2025, premiums on participating policies were $3.3, or less than 26% of life insurance premium income, as compared to $3.5, or less than 31% of life insurance premium income in 2024, and $3.9, or less than 31% of life insurance premium income in 2023. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $5.4 was incurred in 2025, as compared to $5.8 in 2024, and $5.8 in 2023. The participating business and related results are 100% ceded to ReliaStar Life Insurance Company, ("ReliaStar"), an indirect, wholly-owned subsidiary of Voya Financial, Inc.

Benefit Plans: VSC created and sponsors the Venerable 401(k) Savings Plan ("Venerable Savings Plan"), which is a tax qualified defined contribution plan for substantially all its employees. The Company's workforce in its entirety is directly employed by VSC and not by the Company itself, and amounts are allocated to the Company for this contributory retirement plan. Certain VSC employees also participate in the equity incentive plans of Venerable Holdings (the "Plans"), which grant equity awards to participants, subject to vesting. Venerable Holdings allocates expenses associated with the Plans to its direct and indirect subsidiaries, including the Company, in accordance with the same systematic allocation methods as the Company's management and service contracts and cost sharing arrangements. See the "Employee Benefit Plans" footnote for additional detail.

17

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31	
	2025	2024
	(In Thousands)	
Receivables for securities	—	2,242
Other	736	80
Total nonadmitted assets	$ 736	$ 2,322

Changes in nonadmitted assets are reported directly in unassigned surplus as an increase or decrease in nonadmitted assets. See the "Financing Agreements" footnote for additional details on the Cash and short-term investments nonadmitted balances.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid.

Guaranteed Benefits: For variable annuity guarantees, Valuation Manual 21 - Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") is followed. This guideline interprets how to apply the CARVM. The result under the average of the most severe 30% randomly generated stochastic scenarios is held as the reserve. Additionally, two sets of assumptions are used, and the reserve is based on the greater of the two. The first is the "Standard Projection", which largely uses a prescribed set of assumptions, and the second uses Company prudent best estimate assumptions. Both reinsurance and hedging are also reflected. Taxes are not incorporated. Stochastic scenarios must meet VM-21 requirements, which effectively require either the use of prescribed scenario generator directly, or a non-prescribed scenario generator that does not materially lower the reserve.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets and liabilities of these accounts, excluding the Market Value Adjustment Separate Account ("MVA"), are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences between statutory accounting practices and U.S. GAAP. (See the "Permitted and Prescribed Statutory Basis Accounting Practices" footnote for details related the Company's MVA prescribed practices.)

2. Business Combinations and Goodwill

The Company purchased 100% of the issued and outstanding capital stock of insurance company CSLR, on June 1, 2021, from Equitable Holdings Inc. ("Equitable Holdings"). CSLR is authorized in 49 states and the District of Columbia, and operates as a reinsurance company, primarily assuming variable annuity guaranteed minimum death benefit ("GMDB"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum income benefit ("GMIB") riders. Effective April 1, 2025, after receiving all appropriate regulatory approvals, CSLR redomesticated from the State of Delaware to the State of Iowa and became an Iowa domiciled insurance company.

18

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The transaction was accounted for as a statutory purchase under *SSAP No. 68, Business Combinations and Goodwill ("SSAP No. 68")*. Goodwill represents the excess of what the Company paid to acquire CSLR over the fair value of CSLR's net assets at the acquisition date. The Company has elected to amortize goodwill into surplus over ten years in accordance with *SSAP No. 68*. On a quarterly basis, the Company compares goodwill to VIAC's total surplus to determine if any goodwill should be non-admitted in compliance with *SSAP No. 68*'s non-admission requirement for goodwill in excess of 10% of the acquiring company's surplus.

The table below reflects goodwill at the acquisition date and as of December 31, 2025:

1	2	3	4	5
Purchased entity	**Acquisition date**	**Cost of acquired entity**	**Original amount of goodwill**	**Original amount of admitted goodwill**
			(In Thousands)	
CSLR	06/01/2021	$ 215,580	$ 121,269	$ 121,269

1	6	7	8	9
Purchased entity	**Admitted goodwill as of the reporting date**	**Amount of goodwill amortized during the reporting period**	**Book Value of SCA**	**Admitted goodwill as a % of SCA BACV, gross of admitted goodwill Col. 6/Col. 8**
		(In Thousands)		
CSLR	$ 65,687	$ 12,127	$ 1,408,006	4.7%

The admitted goodwill of $65.7 as of December 31, 2025 and noted in the table above is recorded in Common stock and investment in and advances to subsidiaries on the Company's financial statements.

The subcomponents and calculation of adjusted surplus and total admitted goodwill as of December 31, 2025 is as follows:

	Calculation of Limitation Using Prior Quarter Numbers	**Current Reporting Period**
	(In Thousands)	
(1) Capital & Surplus	$ 2,090,451	XXX
Less:		
(2) Admitted Positive Goodwill	68,719	XXX
(3) Admitted EDP Equipment & Operating System Software	—	XXX
(4) Admitted Net Deferred Taxes	—	XXX
(5) Adjusted Capital and Surplus	2,021,732	XXX
(6) Limitation on amount of goodwill (adjusted capital and surplus times 10% goodwill limitation)	202,173	XXX
(7) Current period reported Admitted Goodwill	XXX	$ 65,687
(8) Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus	XXX	3.2 %

19

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

3. Permitted and Prescribed Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Iowa Insurance Division. The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NAIC *Accounting Practices and Procedures Manual* ("NAIC SAP") has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner of the Iowa Insurance Division ("Commissioner") has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted or prescribed, and obtain written approval of the practices from the Iowa Insurance Division.

For the years ended December 31, 2025, 2024, and 2023, the Company had no such permitted accounting practices.

MVA Prescribed Practice
The Company, with the explicit permission of the Commissioner, carries the assets of the Market Value Adjustment Separate Account ("MVA") at amortized cost instead of fair value as required by *SSAP No. 56, Separate Accounts* ("*SSAP No. 56*"). The impact to the Company's capital and surplus as a result of this prescribed practice was a decrease of $8.3 as of December 31, 2025, a decrease of $7.9 as of December 31, 2024, and a decrease of $8.5 as of December 31, 2023. The Company's net income was increased by $0.4 for the year ended December 31, 2025, its net income was decreased by $0.6 for the year ended December 31, 2024, and its net loss was decreased by $0.3 for the year ended December 31, 2023, as a result of the prescribed practice. The Company's risk-based capital would not have triggered a regulatory event had the Company not used this prescribed practice.

The Company's risk-based capital would not have triggered a regulatory event had the Company not used this prescribed practice.

20

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

4. Investments

Bonds and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
		(In Thousands)		
At December 31, 2025				
Bonds Issued by Funds Representing Operating Entities	98,631	93	$ 650	$ 98,073
Corporate Bonds	2,161,193	6,873	137,585	2,030,481
US Gov Obligations- Treasuries	3,567	13	—	3,580
Non_US Sovereign	50,524	16	9,178	41,361
Project Finance Bonds	433	—	—	433
Single Entity Back Obligations	279,335	3	16,697	262,641
Other ICO	30,859	866	1,337	30,388
Total ICO	2,624,542	7,864	165,447	2,466,957
Agency RMBS	112	—	2	110
CLOs/CBOs/CDOs	220,245	849	1,478	219,616
Lease Backed Transactions	20,996	1	341	20,656
Non-Agency CMBS	49,159	91	7,822	41,428
Non-Agency RMBS	123,941	9,710	4,034	129,617
Other Financial ABS	46,145	737	3,306	43,577
Other Non-Financial ABS	69,901	56	688	69,270
Total ABS	530,499	11,444	17,671	524,274
Total bonds	3,155,041	19,308	183,117	2,991,230
Preferred stocks	82,666	—	1,424	81,242
Common stocks	10,000	—	—	10,000
Total equity securities	92,666	—	1,424	91,242
Total	3,247,708	19,308	184,541	3,082,472
At December 31, 2024				
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 6,429	$ —	$ 57	6,372
States, municipalities, and political subdivisions	56,491	—	5,591	50,900
Foreign other (par value - $1,476,869)	1,482,163	2,225	94,846	1,389,542
Foreign government (par value - $71,468)	75,982	—	16,921	59,061
Corporate securities	2,049,767	5,017	177,521	1,877,263
Residential mortgage-backed securities	77,361	5,403	6,281	76,484
Commercial mortgage-backed securities	73,409	3	16,031	57,382
Other asset backed securities	342,999	694	12,042	331,651
Total bonds	4,164,601	13,342	329,290	3,848,655
Preferred stocks	34,038	—	2,296	31,741
Common stocks	10,000	—	—	10,000
Total equity securities	44,038	—	2,296	41,741
Total	$ 4,208,639	$ 13,342	$ 331,586	$ 3,890,396

21

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31	
	2025	2024
	(In Thousands)	
Cost or amortized cost	$ 3,155,041	$ 4,164,601
Adjustment for FX and below investment grade bonds	(3,015)	(4,509)
Carrying value	$ 3,152,027	$ 4,160,092

The aggregate fair value of bonds with unrealized losses and the time period that cost exceeded fair value are as follows:

	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
		(In Thousands)		
At December 31, 2025				
Fair value	$ 418,178	$ 118,270	$ 1,589,165	$ 2,125,613
Unrealized loss	5,436	10,142	167,539	183,117
At December 31, 2024				
Fair value	$ 288,011	$ 137,127	$ 2,874,048	$ 3,299,186
Unrealized loss	5,988	3,058	320,244	329,290

The amortized cost and fair value of investments in bonds at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(In Thousands)	
Maturity:		
Due in 1 year or less	$ 190,255	$ 189,695
Due after 1 year through 5 years	574,586	563,827
Due after 5 years through 10 years	583,438	556,826
Due after 10 years	1,452,906	1,332,689
	2,801,185	2,643,037
Residential mortgage-backed securities	124,053	129,727
Commercial mortgage-backed securities	49,159	41,428
Other asset-backed securities	180,644	177,038
Total	$ 3,155,041	$ 2,991,230

22

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The Company does not have direct exposure through investments in subprime mortgage loans as of December 31, 2025 and 2024.

The following table summarizes the Company's indirect exposure through other investments as of December 31, 2025 and 2024, respectively:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	(In Thousands)			
December 31, 2025				
Asset-backed securities	$ 74,816	$ 67,306	$ 75,121	$ (594)
Total (a+b+c+d)	$ 74,816	$ 67,306	$ 75,121	$ (594)
December 31, 2024				
Residential mortgage-backed securities	$ 29,878	$ 26,531	$ 29,204	$ (78)
Total	$ 29,878	$ 26,531	$ 29,204	$ (78)

The Company does not have underwriting exposure to subprime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage as of December 31, 2025 and 2024.

The following table shows prepayment penalty and acceleration fees at December 31, 2025, 2024, and 2023:

	General Account	Separate Account
December 31, 2025	*(In Thousands)*	
Number of CUSIPs	9	—
Aggregate Amount of Investment Income	$ 241	$ —
December 31, 2024		
Number of CUSIPs	7	1
Aggregate Amount of Investment Income	$ 290	$ 12
December 31, 2023		
Number of CUSIPs	4	—
Aggregate Amount of Investment Income	$ 288	$ —

Mortgage Loans and Real Estate

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends. The Company's mortgage loans on real estate are commercial and residential mortgage loans, held for investment.

The company did not purchase commercial mortgage loans during 2025. The maximum and minimum lending rates for commercial mortgage loans initiated during 2024 were 9.74% and 3.40%, respectively. The maximum and minimum lending rates for residential mortgage loans initiated during 2025 were 13.34% and 7.49%, respectively. The maximum and minimum lending rates for residential mortgage loans initiated during 2024 were 12.00% and 1.66%, respectively.

23

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The Company did not have any taxes, assessments and any amounts advanced and not included in the mortgage loan total as of December 31, 2025 and 2024.

During 2025 and 2024, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 63% and 87%, respectively, on commercial properties.

The Company's commercial mortgage loans of $663.0 and $869.9 as of December 31, 2025 and 2024, respectively, were current, from an age analysis perspective. The amount of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement were $160.5 and $623.1 as of December 31, 2025 and 2024, respectively.

The Company had the following investments in impaired mortgage loans with or without an allowance for credit losses or in any impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2025 and 2024:

		Residential		Commercial			
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
				(In Thousands)			
a. 2025							
1. With Allowance for Credit Losses	$ —	$ —	$ —	$ —	$ —	$ —	$ —
2. No Allowance for Credit Losses	—	—	—	—	8,175	—	8,175
3. Total (1+2)	—	—	—	—	8,175	—	8,175
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—
b. 2024							
1. With Allowance for Credit Losses	$ —	$ —	$ —	$ —	$ —	$ —	$ —
2. No Allowance for Credit Losses	—	—	—	—	21,118	—	21,118
3. Total (1+2)	—	—	—	—	21,118	—	21,118
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

24

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The following table shows average recorded investment, interest income recognized, recorded investment on non-accrual status and amount of interest income recognized using a cash-basis method of accounting as of December 31, 2025 and 2024:

		Residential		Commercial			
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
				(In Thousands)			
December 31, 2025							
Average recorded investment	$ —	$ —	$ —	$ —	$ 8,175	$ —	$ 8,175
Interest income recognized	—	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—
December 31, 2024							
Average recorded investment	$ —	$ —	$ —	$ —	$ 21,118	$ —	$ 21,118
Interest income recognized	—	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

Interest income on an impaired loan is accrued to extent it is deemed collectible and the loan continues to perform under its original or restructure terms. Interest income on defaulted loans is recognized when received.

The Company does not have any mortgage loans derecognized as a result of foreclosure as of December 31, 2025 and 2024.

Real Estate

The Company did not have any real estate transactions as of December 31, 2025 and 2024.

Net Realized Capital Gains and Losses

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31		
	2025	**2024**	**2023**
		(In Thousands)	
Realized capital (losses) gains	$ (47,498)	$ (46,777)	$ (270,351)
Amount transferred to IMR (net of related taxes of $(9,119) in 2025, $(4,699) in 2024, and $(6,450) in 2023)	34,303	17,678	24,265
Federal income tax benefit (expense)	—	(9,447)	(6,459)
Net realized capital (losses)	$ (13,195)	$ (38,546)	$ (252,545)

Realized capital losses include losses of $4.8, $25.2, and $11.0 related to securities that have experienced other-than-temporary declines in value during 2025, 2024, and 2023, respectively.

25

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $2.2 billion, $1.4 billion, and $1.4 billion in 2025, 2024, and 2023, respectively. Gross gains of $10.9, $1.0, and $17.5 and gross losses of $55.1, $23.2, and $242.4 during 2025, 2024, and 2023, respectively, were realized on those sales. A portion of the gains and losses realized in 2025, 2024, and 2023 has been deferred to future periods in the IMR.

The Company did not recognize any other-than-temporary impairments ("OTTI") in accordance with structured securities subject to *SSAP No. 43R, Asset-backed and Structured Securities* ("*SSAP No. 43R*") due to intent to sell or inability or lack of intent to hold to recovery as of the year ended December 31, 2025, 2024 and 2023.

The following table discloses in detail the OTTI's recognized by the Company in accordance with structured securities subject to *SSAP No. 43R*, exclusive of intent impairments, as of December 31, 2025:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
			(In Thousands)			
36251XAE7	$ 959	$ 857	$ 102	$ 857	$ 857	3/31/2025
62951MAM2	632	622	10	622	622	12/31/2025
761118QM3	1,482	1,355	127	1,355	1,355	12/31/2025
41161MAC4	1,961	1,524	437	1,524	1,524	12/31/2025
46631JAA6	538	535	3	535	535	12/31/2025
17326DAJ1	43	37	7	37	37	12/31/2025
17326CBE3	66	54	12	54	54	12/31/2025
36251XAE7	917	820	97	820	820	12/31/2025
36245RAA7	474	445	29	445	445	12/31/2025
61758LAD1	1,237	1,193	43	1,193	1,193	12/31/2025
Total	XXX	XXX	$ 867	XXX	XXX	XXX

The total amount of OTTI's recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to *SSAP No. 43R* was $0.9, $0.1, and $1.7 in 2025, 2024, and 2023, respectively.

The following table shows for the years ended December 31, 2025 and 2024, all impaired securities in the aggregate for which an OTTI has not been recognized in earnings as a realized loss, including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2025		December 31, 2024	
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
		(In Thousands)		
Less than 12 months	$ 1,239	$ 92,733	$ 500	$ 64,134
Greater than 12 months	16,431	122,432	40,802	463,321
Total	$ 17,670	$ 215,165	$ 41,302	$ 527,455

26

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Impairments on Joint Ventures, Partnerships, and Limited Liability Companies

Impairments on joint venture, partnerships and limited liability company holdings are taken when it is determined that these values are not recoverable. The fair value of these investments is based upon the Company's overall proportional ownership interest in the underlying partnership. The Company did not have any impairments for the years ended December 31, 2025 and 2024.

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31		
	2025	**2024**	**2022**
		(In Thousands)	
Income:			
Bonds	$ 163,725	$ 214,744	$ 332,812
Mortgage loans	44,677	55,278	64,942
Equity securities	2,980	1,650	2,093
Subsidiary	—	975	—
Contract loans	193	112	40
Other	25,708	30,478	30,584
Total investment income	237,284	303,237	430,471
Investment expenses	(19,712)	(14,277)	(14,959)
Net investment income	$ 217,572	$ 288,960	$ 415,512

The gross, nonadmitted and admitted amounts for interest income due and accrued are as follows:

	Year ended December 31,	
Interest Income Due and Accrued	**2025**	**2024**
	(In Thousands)	
1. Gross	$ 35,884	$ 44,392
2. Nonadmitted	$ 637	$ 38
3. Admitted	$ 35,247	$ 44,354

All investment income due and accrued with amounts that are over 90 days past due were excluded from surplus. The Company had $0.6 and less than $0.1 of nonadmitted investment income due and accrued as of December 31, 2025 and 2024, respectively.

The Company had no aggregate deferred interest amount and no cumulative amount of paid-in-kind ("PIK") interest included in the current principal balance as of December 31, 2025, and $12.6 and $0.0, respectively, as of December 31, 2024.

27

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Federal Home Loan Bank Agreements

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (entered into advances) with the FHLB as part of the Company's liquidity strategy. The FHLB of Des Moines has calculated the estimated maximum credit capacity as $8.4 billion and calculated an estimated maximum borrowing capacity (after taking into account required collateralization levels) of $0.0 at December 31, 2025. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is 30% of the general and separate accounts' total assets of the Company, one quarter in arrears.

The amount of FHLB capital stock held, recorded in Common stock and investment in and advances to subsidiaries on the Company's financial statements is as follows:

	2025			2024		
	General Account	Separate Account	Total	General Account	Separate Account	Total
	(In Thousands)					
Membership stock - Class A	$ —	$ —	$ —	$ —	$ —	$ —
Membership stock - Class B	10,000	—	10,000	10,000	—	10,000
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Aggregate total	$ 10,000	$ —	$ 10,000	$ 10,000	$ —	$ 10,000

The actual collateral as determined by the Company is $0.0 at December 31, 2025 and 2024.

All FHLB membership stock is not eligible for redemption.

28

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The amount of collateral pledged to FHLB at the end of the reporting period, and the maximum amount that was pledged to FHLB during the reporting period is as follows:

	Amount Pledged at End of Reporting Period			Maximum Amount Pledged During Reporting Period		
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
			(In Thousands)			
As of December 31, 2025						
General account	$ —	$ —	$ —	$ —	$ —	$ —
Separate account	—	—	—	—	—	—
Total	$ —	$ —	$ —	$ —	$ —	$ —
As of December 31, 2024						
General account	$ —	$ —	$ —	$ 2,010	$ 2,008	$ 1,000
Separate account	—	—	—	—	—	—
Total	$ —	$ —	$ —	$ 2,010	$ 2,008	$ 1,000

The Company did not have any outstanding borrowings from the FHLB as of December 31, 2025 and 2024. The Company did not engage in any FHLB borrowing during the year ended December 31, 2025, and therefore did not incur any interest expense on short-term borrowings, but incurred and paid an immaterial amount of interest expense on short-term borrowing activity during the year ended December 31, 2024. The Company did not engage in any FHLB borrowing during the year ended December 31, 2023, and therefore did not incur any interest expense on short-term borrowings.

Since the Company does not have any outstanding FHLB borrowings at December 31, 2025, it is not currently subject to prepayment penalties.

29

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Restricted Assets

The following table shows assets pledged as collateral or restricted at December 31, 2025:

	Gross (Admitted & Nonadmitted) Restricted						
Restricted Asset Category	**Total General Account (G/A)**	**G/A Supporting S/A Activity (a)**	**Total Separate Account (S/A)**	**S/A Assets Supporting G/A Activity (b)**	**Total (1 plus 3)**	**Total From Prior Year**	**Increase/ (Decrease) (5 minus 6)**
				(In Thousands)			
FHLB capital stock	10,000	—	—	—	10,000	10,000	—
On deposit with states	3,285	—	—	—	3,285	4,962	(1,677)
Assets held under modco reinsurance agreements	4,287,684	—	203,458	—	4,491,141	5,482,222	(991,081)
Total restricted assets (Sum of a through g)	$4,300,969	$ —	$ 203,458	$ —	$ 4,504,426	$ 5,497,184	$ (992,758)

(a) Subset of column 1

(b) Subset of column 3

	Gross (Admitted & Nonadmitted) Restricted						
			Percentage				
Restricted Asset Category	**Total Nonadmitted Restricted**	**Total Admitted Restricted 5 minus 8)**	**Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)**	**Admitted Restricted to Total Admitted Assets (d)**	**Amount Reported in General Interrogatories**	**Difference from Note and GI**	**GI Ref**
			(In Thousands)				
FHLB capital stock	—	10,000	0.04 %	0.04 %	10,000	—	26.27
On deposit with states	—	3,285	0.01 %	0.01 %	3,285	—	26.28
Assets held under modco reinsurance agreements	—	4,491,141	16.81 %	16.81 %	XXX	XXX	XXX
Total restricted assets (Sum of a through g)	$ —	$ 4,504,426	16.86 %	16.86 %	XXX	XXX	XXX

(c) Column 5 divided by Asset Page, Column 1, Line 28

(d) Column 9 divided by Asset Page, Column 3, Line 28

There are no differences between the amounts reported above and the general interrogatories of the Company's 2025 Annual Statement.
The following table shows assets pledged as collateral or restricted at December 31, 2024:

	Gross (Admitted & Nonadmitted) Restricted						
Restricted Asset Category	**Total General Account (G/A)**	**G/A Supporting S/A Activity (a)**	**Total Separate Account (S/A)**	**S/A Assets Supporting G/A Activity (b)**	**Total (1 plus 3)**	**Total From Prior Year**	**Increase/ (Decrease) (5 minus 6)**
				(In Thousands)			
FHLB capital stock	10,000	—	—	—	10,000	10,000	—
On deposit with states	4,962	—	—	—	4,962	10,070	(5,108)
Total restricted assets (Sum of a through g)	14,962	—	—	—	14,962	20,070	(5,108)

(a) Subset of column 1

(b) Subset of column 3

30

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Restricted Asset Category	Total Nonadmitted Restricted	Total Admitted Restricted 5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)	Amount Reported in General Interrogatories	Difference from Note and GI	GI Ref
	(In Thousands)		*Percentage*				
FHLB capital stock	—	10,000	0.04 %	0.04 %	—	—	26.27
On deposit with states	—	4,962	0.02 %	0.02 %	—	—	26.28
Total restricted assets (Sum of a through g)	—	14,962	0.06 %	0.06 %	XXX	XXX	XXX

(c) Column 5 divided by Asset Page, Column 1, Line 28

(d) Column 9 divided by Asset Page, Column 3, Line 28

There were no restricted assets within the separate accounts at December 31, 2024. There were no differences between the amounts reported above and the general interrogatories of the Company's 2024 Annual Statement.

The collateral received and assets held under Modco/Funds Withheld ("FWH") reinsurance arrangements and reflected as assets within the Company's financial statements at December 31, 2025 is as follows:

Assets	BACV Modco	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account:			
Cash and short-term investments	$ 264,396	4.20 %	4.20 %
Bonds - ICO	2,619,020	41.61 %	41.61 %
Bonds - ABS	529,381	8.41 %	8.41 %
Preferred stock	81,242	1.29 %	1.29 %
Mortgage Loans	717,584	11.40 %	11.40 %
Other long-term invested assets	76,061	1.21 %	1.21 %
Total Assets (a+b+c+d+e+f)	$ 4,287,684	68.12 %	68.12 %

Assets	BACV Modco	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
Separate Account:			
Cash and short-term investments	$ 30,520	0.15 %	0.15 %
Bonds - ICO	91,981	0.45 %	0.45 %
Bonds - ABS	52,817	0.26 %	0.26 %
Preferred stock	3,000	0.01 %	0.01 %
Mortgage Loans	21,169	0.10 %	0.10 %
Other long-term invested assets	3,970	0.02 %	0.02 %
Total Assets (a+b+c+d+e+f)	$ 203,457	1.00 %	1.00 %

31

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The collateral received and assets held under Modco/Funds Withheld ("FWH") reinsurance arrangements and reflected as assets within the Company's financial statements at December 31, 2024 is as follows:

Assets		BACV Modco	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account:				
Cash and short-term investments	$	49,693	0.71 %	0.71 %
Bonds		4,151,770	59.68 %	59.70 %
Preferred stock		31,741	0.46 %	0.46 %
Mortgage Loans		956,154	13.74 %	13.75 %
Other long-term invested assets		59,859	0.86 %	0.86 %
Total Assets (a+b+c+d+e+f)	$	5,249,218	75.46 %	75.48 %

Assets		BACV Modco ****	% of BACV to Total Assets (Admitted and Nonadmitted) *	% of BACV to Total Admitted Assets **
Separate Account:				
Cash and short-term investments	$	21,057	0.12 %	0.12 %
Bonds		179,385	1.02 %	1.02 %
Preferred stock		3,039	0.02 %	0.02 %
Mortgage Loans		25,554	0.14 %	0.14 %
Other long-term invested assets		3,970	0.02 %	0.02 %
Total Assets (a+b+c+d+e+f)	$	233,004	1.32 %	1.32 %

Assets held under Modco in the general account relate to reinsurance with an affiliate, Athene Annuity Re Ltd. ("AARe"). Assets held under Modco in the separate account relate to reinsurance with affiliates CSLR and AARe. The amounts related to CSLR were $56.2 and $61.8 in 2025 and 2024, respectively. The amounts related to AARe were $147.3 and $171.2 in 2025 and 2024, respectively.

The Company did not have any assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance (excluding Modco/FWH and derivatives at December 31, 2025 and 2024.

The Company did not have any other restricted assets (contracts that share similar characteristics, such as reinsurance (excluding Modco/FWH) and derivatives at December 31, 2025 and 2024.

The Company did not have any assets held as collateral or under Modco or FWH agreements that have been pledged for another purpose specific to the insurance reporting entity (not for the benefit of the reinsurer) at December 31, 2025 and 2024.

5. Concentrations of Credit Risk

The Company held below investment grade corporate bonds with a carrying value of $183.2 and $137.8 and a fair value of $179.9 and $125.7 at December 31, 2025 and 2024, respectively. Those holdings amounted to 5.8% and 3.3% of the Company's investments in bonds and 2.9% and 2.0% of total admitted assets excluding separate accounts, at December 31, 2025 and 2024, respectively. The holdings of below investment grade bonds

32

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

The Company did not hold any unrated bonds at December 31, 2025 and 2024, respectively.

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	As of December 31, 2025		As of December 31, 2024	
	Carrying Value (In Thousands)	%	Carrying Value (In Thousands)	%
Origination Loan-to-Value				
0% - 50%	$ 333,471	46.2 %	$ 481,979	50.2 %
50% - 60%	148,289	20.6 %	198,891	20.7 %
60% - 70%	179,553	24.9 %	210,472	21.9 %
70% - 80%	51,576	7.2 %	69,286	7.2 %
Above 80%	8,175	1.1 %	—	— %
Total	$ 721,064	100.0 %	$ 960,628	100.0 %
Debt Service Coverage Ratio				
Greater than 1.5x	$ 526,329	73.0 %	$ 592,904	61.7 %
1.25x to 1.5x	47,618	6.6 %	111,157	11.6 %
1.0x to 1.25x	55,770	7.7 %	151,049	15.8 %
Less than 1.0x	19,613	2.7 %	46,504	4.8 %
Not Applicable*	71,734	10.0 %	59,014	6.1 %
Total	$ 721,064	100.0 %	$ 960,628	100.0 %

*Commercial mortgage loans secured by land or construction loans

If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan's effective interest rate, or fair value of the collateral.

33

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company's mortgage loan portfolio diversification by property type:

Property Type	As of December 31, 2025 Carrying Value (In Thousands)	%	As of December 31, 2024 Carrying Value (In Thousands)	%
Retail	$ 181,240	25.1 %	$ 242,561	25.3 %
Apartments	178,619	24.8 %	247,240	25.7 %
Office	211,194	29.3 %	276,304	28.8 %
Industrial	64,520	8.9 %	78,427	8.2 %
Other	56,439	7.8 %	59,347	6.2 %
Hotel/Motel	10,066	1.5 %	30,750	3.2 %
Mixed Use	18,986	2.6 %	25,998	2.7 %
Total	$ 721,064	100.0 %	$ 960,627	100.1 %

The following table shows the Company's mortgage loan portfolio diversification by region:

Region	As of December 31, 2025 Carrying Value (In Thousands)	%	As of December 31, 2024 Carrying Value (In Thousands)	%
Pacific	$ 168,086	23.3 %	$ 229,753	23.9 %
South Atlantic	91,723	12.7 %	148,400	15.4 %
West South Central	17,665	2.4 %	49,755	5.2 %
East North Central	120,115	16.7 %	140,402	14.6 %
Middle Atlantic	174,882	24.3 %	233,798	24.3 %
Mountain	109,667	15.2 %	120,732	12.6 %
West North Central	4,699	0.7 %	9,565	1.0 %
New England	11,616	1.6 %	13,253	1.4 %
East South Central	22,612	3.1 %	14,968	1.6 %
Total	$ 721,064	100.0 %	$ 960,628	100.0 %

The following table shows the carrying value of the Company's mortgage loan portfolio breakdown by year of origination:

Year of Origination	As of December 31, 2025	As of December 31, 2024
	(In Thousands)	
2025	$ —	$ —
2024	30,114	25,688
2023	7,826	11,930
2022	20,097	21,395
2021	10,736	10,713
2020	22,239	28,205
2019	23,452	57,298
2018	172,375	194,033
2017	95,562	102,414
2016	119,735	144,229
2015 and prior	218,928	364,722
Total	$ 721,064	$ 960,628

34

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

6. Reserves

At December 31, 2025, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

A. INDIVIDUAL ANNUITIES

	General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
			(In Thousands)		
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 2,615,593	$ 73,060	$ —	$ 2,688,653	20.5 %
b. At book value less current surrender charge of 5% or more	10,168	24	—	10,192	0.1 %
c. At fair value	—	—	7,519,909	7,519,909	57.2 %
d. Total with market value adjustment or at fair value (total of a through c)	2,625,761	73,084	7,519,909	10,218,754	77.8 %
e. At book value without adjustment (minimal or no charge or adjustment)	2,587,848	3,469	—	2,591,316	19.7 %
(2) Not subject to discretionary withdrawal	328,102	—	—	328,102	2.5 %
(3) Total (gross: direct + assumed)	5,541,711	76,554	7,519,909	13,138,172	100.0 %
(4). Reinsurance ceded	1,382,626	—	—	1,382,626	
(5) Total (net) (3) - (4)	4,159,085	76,554	7,519,909	11,755,546	
(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	5,701	—	—	5,701	

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

B. GROUP ANNUITIES

	General Account	**Separate Account with Guarantees***	Separate Account Nonguaranteed	Total	% of Total
			(In Thousands)		
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 76,749	$ 102,281	$ —	$ 179,030	1.4 %
b. At book value less current surrender charge of 5% or more	1	1,571	—	1,571	— %
c. At fair value	—	—	12,587,403	12,587,403	97.7 %
d. Total with market value adjustment or at fair value (total of a through c)	76,750	103,852	12,587,403	12,768,004	99.1 %
e. At book value without adjustment (minimal or no charge or adjustment)	116,535	58	—	116,593	0.9 %
(2) Not subject to discretionary withdrawal	—	—	—	—	— %
(3) Total (gross: direct + assumed)	193,284	103,910	12,587,403	12,884,597	100.0 %
(4). Reinsurance ceded	93,172	—	—	93,172	
(5) Total (net) (3) - (4)	100,112	103,910	12,587,403	12,791,425	
(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	1	—	—	1	

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

35

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):

	General Account	**Separate Account with Guarantees***	Separate Account Nonguaranteed	Total	% of Total
			(In Thousands)		
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ —	$ —	$ —	$ —	— %
b. At book value less current surrender charge of 5% or more	—	—	—	—	— %
c. At fair value	—	—	—	—	— %
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	— %
e. At book value without adjustment (minimal or no charge or adjustment)	55,689	—	—	55,689	38.7 %
(2) Not subject to discretionary withdrawal	88,303	—	—	88,303	61.3 %
(3) Total (gross: direct + assumed)	143,992	—	—	143,992	100.0 %
(4). Reinsurance ceded	121,988	—	—	121,988	
(5) Total (net) (3) - (4)	22,005	—	—	22,005	
(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	—	—	—	—	

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

D.

Life & Accident & Health Annual Statement:		Amount
		(In Thousands)
(1)	Exhibit 5, Annuities Section, Total (net)	$ 4,233,576
(2)	Exhibit 5, Supplemental Contracts with Life Contingencies Section, Total (net)	25,621
(3)	Exhibit 7, Deposit - Type Contracts, line 14, column 1	22,005
(4)	Subtotal (1+2+3)	$ 4,281,202
Separate Accounts Annual Statement:		
(5)	Exhibit 3, line 0299999, column 2	$ 20,287,776
(6)	Exhibit 3, line 0399999, column 2	—
(7)	Policyholder dividend and coupon accumulations	—
(8)	Policyholder premiums	—
(9)	Guaranteed interest contracts	—
(10)	Other contract deposit funds	—
(11)	Subtotal (5+6+7+8+9+10)	$ 20,287,776
(12)	Combined total (4+11)	$ 24,568,978

36

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2025 are summarized as follows:

	Account Value	Cash Value	Reserve
		(In Thousands)	
General Account			
(1) Subject to discretionary withdrawal, surrender values, or policy loans:			
a. Term Policies with Cash Value	$ —	$ —	$ —
b. Universal Life	188,451	188,070	224,969
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	59,773	283,025	312,614
h. Variable Life	—	—	—
i. Variable Universal Life	4,545	4,544	4,544
j. Miscellaneous Reserves	—	—	3,811
(2) Not Subject to Discretionary Withdrawal or No Cash Value:			
a. Term Policies without Cash Value	XXX	XXX	3,643
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	1,027
d. Disability - Disabled Lives	XXX	XXX	1,456
e. Miscellaneous Reserves	XXX	XXX	4,509
(3) Total (gross: direct + assumed)	252,769	475,639	556,573
(4) Reinsurance Ceded	252,769	475,639	556,573
(5) Total (net) (3) - (4)	—	—	—

37

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

		Account Value	Cash Value	Reserve
			(In Thousands)	
(1)	Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:			
	a. Term Policies with Cash Value	—	—	—
	b. Universal Life	—	—	—
	c. Universal Life with Secondary Guarantees	—	—	—
	d. Indexed Universal Life	—	—	—
	e. Indexed Universal Life with Secondary Guarantees	—	—	—
	f. Indexed Life	—	—	—
	g. Other Permanent Cash Value Life Insurance	—	—	—
	h. Variable Life	—	—	—
	i. Variable Universal Life	—	—	—
	j. Miscellaneous Reserves	—	—	—
(2)	Not Subject to Discretionary Withdrawal or No Cash Value:			
	a. Term Policies without Cash Value	XXX	XXX	—
	b. Accidental Death Benefits	XXX	XXX	—
	c. Disability - Active Lives	XXX	XXX	—
	d. Disability - Disabled Lives	XXX	XXX	—
	e. Miscellaneous Reserves	XXX	XXX	—
(3)	Total (gross: direct + assumed)	—	—	—
(4)	Reinsurance Ceded	—	—	—
(5)	Total (net) (3) - (4)	—	—	—

		Account Value	Cash Value	Reserve
			(In Thousands)	
(1)	Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:			
	a. Term Policies with Cash Value	$ —	$ —	$ —
	b. Universal Life	—	—	—
	c. Universal Life with Secondary Guarantees	—	—	—
	d. Indexed Universal Life	—	—	—
	e. Indexed Universal Life with Secondary Guarantees	—	—	—
	f. Indexed Life	—	—	—
	g. Other Permanent Cash Value Life Insurance	—	—	—
	h. Variable Life	—	—	—
	i. Variable Universal Life	42,753	42,708	42,708
	j. Miscellaneous Reserves	—	—	—
(2)	Not Subject to Discretionary Withdrawal or No Cash Value:			
	a. Term Policies without Cash Value	XXX	XXX	—
	b. Accidental Death Benefits	XXX	XXX	—
	c. Disability - Active Lives	XXX	XXX	—
	d. Disability - Disabled Lives	XXX	XXX	—
	e. Miscellaneous Reserves	XXX	XXX	—
(3)	Total (gross: direct + assumed)	42,753	42,708	42,708
(4)	Reinsurance Ceded	—	—	—
(5)	Total (net) (3) - (4)	42,753	42,708	42,708

38

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Life & Accident & Health Annual Statement:			**Amount**
			(In Thousands)
(1)	Exhibit 5, Life Insurance Section, Total (net)	$	—
(2)	Exhibit 5, Accidental Death Benefits Section, Total (net)		—
(3)	Exhibit 5, Disability - Active Lives Section, Total (net)		—
(4)	Exhibit 5, Disability - Disabled Lives Section, Total (net)		—
(5)	Exhibit 5, Miscellaneous Reserves Section, Total (net)		—
(6)	Subtotal (1+2+3+4+5)	$	—
Separate Accounts Annual Statement:			
(7)	Exhibit 3, line 0199999, column 2	$	42,708
(8)	Exhibit 3, line 0499999, column 2		—
(9)	Exhibit 3, line 0599999, column 2		—
(10)	Subtotal (7+8+9)	$	42,708
(11)	Combined total (6+10)	$	42,708

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2025 and 2024 are as follows:

Type		**Gross**		**Net of Loading**
		(In Thousands)		
December 31, 2025				
Ordinary renewal	$	(42,610)	$	(42,610)
Group Life		20		20
Group Annuity		(93)		(93)
Totals	$	(42,683)	$	(42,683)
December 31, 2024				
Ordinary renewal		(33,956)		(33,956)
Group Life		28		28
Group Annuity		(58)		(58)
Totals	$	(33,985)	$	(33,985)

7. Employee Benefit Plans

The Company's workforce in its entirety is directly employed by VSC, and not by the Company itself. Venerable Holdings created and sponsors the Venerable 401 (k) Savings Plan (the "Venerable Savings Plan"). The Venerable Savings Plan is a tax qualified defined contribution plan. Substantially all employees of VSC are eligible to participate, and are automatically enrolled in the Venerable Savings Plan with a minimum deferral of 3% of eligible compensation (unless participation is affirmatively declined). The automatic deferral percentage increases by 1% of eligible compensation up to a maximum of 6% on an annual basis. VSC will also match employee pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a four year graded vesting schedule. All contributions made to the Savings Plan were subject to certain limits imposed by applicable law. Venerable Savings Plan benefits are not guaranteed by the Pension Benefit Guaranty Corporation ("PBGC"). The Venerable Savings Plan may also allocate amongst eligible participants, a profit sharing contribution of up to a maximum 4% of eligible compensation. Amounts allocated to the Company for the Venerable Savings Plan were $4.0, $3.9, and $3.5 for the years ended December 31, 2025, 2024, and 2023, respectively.

39

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The Company is a party to a deferred compensation plan for eligible employees of VSC and certain other individuals who meet the eligibility criteria. The liability for the deferred compensation commitment for VSC's employees is held on VSC and fluctuates with market conditions. The Company has no legal obligation for benefits under the plan. Amounts allocated to the Company were $0.2, $0.3, and $0.1 for the years ended December 31, 2025, 2024, and 2023, respectively.

Certain VSC employees participate in the equity incentive plans of Venerable Holdings (the "Plans"). The Plans permit Venerable Holdings to grant equity awards to participants, subject to vesting. The Company has no legal obligation for benefits under the Plans. Venerable Holdings allocates expenses associated with the Plans to its direct and indirect subsidiaries including the Company, in accordance with systematic cost allocation methods. Amounts allocated to the Company for the Plans were $3.3, $4.0 and $8.1 for the years ended December 31, 2025, 2024, and 2023, respectively.

40

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

	Indexed	Non-Indexed Guarantee Less than/ equal to 4%	Non-Guaranteed Separate Accounts	Total
		(In Thousands)		
December 31, 2025				
Premium, consideration or deposits for the year	$ —	$ 11	$ 11,269	$ 11,280
Reserves for separate accounts with assets at:				
Fair value	$ —	$ —	$ 20,150,020	$ 20,150,020
Amortized cost*	—	180,464	—	180,464
Total separate account reserves	$ —	$ 180,464	$ 20,150,020	$ 20,330,484
Reserves for separate accounts by withdrawal characteristics:				
Subject to discretionary withdrawal:				
With market value adjustment*	$ —	$ 180,464	$ —	$ 180,464
At fair value	—	—	20,150,020	20,150,020
Subtotal	—	180,464	20,150,020	20,330,484
Total separate account aggregate reserves	$ —	$ 180,464	$ 20,150,020	$ 20,330,484

	Indexed	Non-Indexed Guarantee Less than/ equal to 4%	Non-Guaranteed Separate Accounts	Total
		(In Thousands)		
December 31, 2024				
Premium, consideration or deposits for the year	$ —	$ 6	$ 9,896	$ 9,902
Reserves for separate accounts with assets at:				
Fair value	$ —	$ —	$ 17,382,426	$ 17,382,426
Amortized cost*	—	215,101	—	215,101
Total separate account reserves	$ —	$ 215,101	$ 17,382,426	$ 17,597,527
Reserves for separate accounts by withdrawal characteristics:				
Subject to discretionary withdrawal:				
With market value adjustment*	$ —	$ 215,101	$ —	$ 215,101
At fair value	—	—	17,382,426	17,382,426
Subtotal	—	215,101	17,382,426	17,597,527
Total separate account aggregate reserves	$ —	$ 215,101	$ 17,382,426	$ 17,597,527

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

41

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2025 and 2024, the Company reported assets and liabilities from the following product lines in a separate account: Individual Annuity, Group Annuity, Individual Life and Group Life.

Some assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type, as of December 31, 2025 and 2024:

Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets*
	(In Thousands)	
December 31, 2025		
Individual Annuity	$ 7,542,778	$ 87,044
Group Annuity	12,625,681	118,150
Individual Life	8,302	—
Group Life	34,536	—
Total	$ 20,211,297	$ 205,194
December 31, 2024		
Individual Annuity	$ 6,781,807	$ 100,748
Group Annuity	10,583,954	134,664
Individual Life	9,501	—
Group Life	29,794	—
Total	$ 17,405,056	$ 235,412

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

Separate account assets for products registered with the U.S. Securities and Exchange Commission ("SEC") totaled $20.4 billion and $17.6 billion as of the years ended December 31, 2025 and 2024, respectively. The Company did not have any separate account assets from products excluded from registration as of December 31, 2025 and 2024.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:

Year ended	Risk Charges
	(In Thousands)
2025	$ 163,907
2024	129,991
2023	141,483
2022	154,011
2021	166,800

42

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Total separate account guarantees paid by the Company's general account are as follows:

Year ended		Guarantees Paid
		(In Thousands)
2025	$	19,668
2024		23,466
2023		32,196
2022		46,302
2021		26,078

The Company does not engage in securities lending transactions and repurchase / reverse repurchase agreements within its separate accounts.

The Company did not have any asset transfers that did not reflect sales in exchange for cash between the general account and the separate account for the years ended December 31, 2025, 2024, and 2023.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31		
	2025	2024	2023
		(In Thousands)	
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:			
Transfers to separate accounts	$ 11,463	$ 9,902	$ 12,386
Transfers from separate accounts	(3,226,968)	(2,923,652)	(2,375,019)
Transfers as reported in the Statements of Operations	$ (3,215,505)	$ (2,913,750)	$ (2,362,633)

The aggregate fair value of equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2025 and 2024, was $20.2 billion and $17.4 billion, respectively.

The Company has products classified within the separate account for which the investment directive is not determined by the contract holder. If these investments had been included in the general account, the Company would not have exceeded the investment limitations imposed on the general account.

The Company has separate account assets for which less than 100% of investment proceeds, net of contract fees and assessments, are attributed to the contract holder. The reinvestment of these investment proceeds within the separate account would not have resulted in a combined investment portfolio that exceeds the state investment limitations imposed on the general account.

9. Federal Income Taxes

The Inflation Reduction Act was enacted on August 16, 2022 and included a new corporate alternative minimum tax ("CAMT"). The Company has determined that it is not liable for the CAMT in 2025 and 2024. The One Big Beautiful Bill Act was enacted on July 4, 2025. The Company does not expect the provisions of this legislation to have a material impact on the financial statements.

The Company is a party to a federal tax sharing agreement with members of the Company's affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the

43

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement provides that the Company pay its subsidiaries for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses generated.

For the years ended December 31, 2025 and 2024, the following is a list of affiliated companies that participated in the filing of the Company's consolidated federal income tax return:

Venerable Insurance and Annuity Company	VA Capital Company LLC
Corporate Solutions Life Reinsurance Company	VIAC Services Company
Venerable Holdings, Inc.	Directed Services LLC (Disregarded)
Venerable Investment Advisers LLC (Disregarded)	

The method of allocation between the companies is subject to written agreement. Tax payments are made or refunds received from its affiliates in amounts equal to the lesser of the consolidated tax liability or the amounts as if separate tax returns were filed with federal taxing authorities. Under the intercompany tax sharing agreement, the Company had a payable of $68.9 at December 31, 2025 to CSLR, its subsidiary, for federal income taxes and a payable of $74.8 at December 31, 2024, to CSLR for federal income taxes.

For the year ended December 31, 2023, the following is a list of affiliated companies that participated in the filing of the Company's consolidated federal income tax return:

Venerable Insurance and Annuity Company
Corporate Solutions Life Reinsurance Company

Under the intercompany tax sharing agreement, the Company recorded a payable of $54.8 at December 31, 2023 to CSLR, for its portion of the consolidated federal income taxes.

Current income taxes incurred consisted of the following major components:

	Year ended December 31		
	2025	**2024**	**2023**
		(In Thousands)	
Federal tax benefit on operations	$ —	$ —	$ (6,459)
Federal tax expense (benefit) on capital gain/losses	—	—	6,459
Total current tax expense (benefit) incurred	$ —	$ —	$ —

44

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The components of deferred tax asset and deferred tax liability that make up a Net Deferred Tax Asset (DTA) at December 31, 2025 and 2024 are as follows:

	December 31, 2025			**December 31, 2024**			**Change**		
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
					(In Thousands)				
Gross DTAs	$ 721,251	$ 65,202	$ 786,453	$ 733,218	$ 49,247	$ 782,465	$ (11,967)	$ 15,955	$ 3,988
Statutory Valuation Allowance Adjustments	678,894	65,202	744,096	679,725	49,247	728,972	(831)	15,955	15,124
Adjusted gross DTAs	42,357	—	42,357	53,493	—	53,493	(11,136)	—	(11,136)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—
Admitted Adjusted Gross DTAs	42,357	—	42,357	53,493	—	53,493	(11,136)	—	(11,136)
Gross Deferred tax liabilities	42,357	—	42,357	53,493	—	53,493	(11,136)	—	(11,136)
Net Admitted Adjusted Gross DTAs	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2025 and December 31, 2024 are as follows:

	December 31, 2025			**December 31, 2024**			**Change**		
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
					(In Thousands)				
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—	—	—	—	—	—	—
1. Adjusted gross DTAs expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	291,339	XXX	XXX	239,041	XXX	XXX	52,298
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	42,357	—	42,357	53,493	—	53,493	(11,136)	—	(11,136)
d. Deferred tax assets admitted as the result of application SSAP No. 101 Total	$ 42,357	$ —	$ 42,357	$ 53,493	$ —	$ 53,493	$(11,136)	$ —	$(11,136)

45

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation is as follows:

	2025	2024
	(Amounts in Thousands)	
Ratio percentage used to determine recovery period and threshold limitation amount	854.4 %	789.7 %
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$ 1,942,259	$ 1,593,608

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	December 31, 2025		December 31, 2024		Change	
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
			(Amounts in Thousands)			
Adjusted gross DTAs	$ 42,357	$ —	$ 53,493	$ —	$ (11,136)	$ —
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00 %	0.00 %	0.00 %	0.00 %	0.00 %	0.00 %
Net Admitted Adjusted Gross DTAs	$ 42,357	$ —	$ 53,493	$ —	$ (11,136)	$ —
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00 %	0.00 %	0.00 %	0.00 %	0.00 %	0.00 %

Does the Company's tax-planning strategies include the use of reinsurance? Yes_____ No___X__

46

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The significant components of deferred tax assets and deferred tax liabilities are as follows:

	December 31, 2025	December 31, 2024	Change
		(In Thousands)	
Deferred Tax Assets			
Ordinary:			
Policyholder reserves	$ 9,142	$ 13,256	$ (4,114)
Investments	97,815	110,857	$ (13,042)
Deferred acquisition costs	9,478	1,659	$ 7,819
Compensation and benefits accrual	4,133	4,232	$ (99)
Receivables - nonadmitted	1,824	1,812	$ 12
Tax credit carry-forward	47,621	46,747	$ 874
Net operating loss	538,500	539,920	$ (1,420)
Other	12,737	14,735	$ (1,998)
Subtotal	721,250	733,218	(11,968)
Statutory valuation allowance adjustment	678,894	679,725	(831)
Nonadmitted	—	—	—
Admitted ordinary deferred tax assets	$ 42,357	$ 53,493	$ (11,136)
Capital:			
Investments	$ 24,923	$ 39,800	$ (14,877)
Net capital loss carry-forward	40,279	9,447	30,832
Subtotal	65,202	49,247	15,955
Statutory valuation allowance adjustment	65,202	49,247	15,955
Admitted capital deferred tax assets	$ —	$ —	$ —
Admitted deferred tax assets	$ 42,357	$ 53,493	$ (11,136)
Deferred Tax Liabilities			
Ordinary:			
Investments	$ 28,491	$ 35,440	$ (6,949)
Policyholder reserves	834	1,712	(878)
Other	13,032	16,341	(3,309)
Subtotal	$ 42,357	$ 53,493	$ (11,136)
Capital:			
Investments	$ —	$ —	$ —
Other	—	—	—
Subtotal	—	—	—
Total deferred tax liabilities	$ 42,357	$ 53,493	$ (11,136)
Net deferred tax assets/liabilities	$ —	$ —	$ —

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. Considering the historical financial information and projections of future taxable losses, we have determined that it is more likely than not, the portion of gross deferred tax assets subject to reversal from future taxable income exclusive of the reversing of temporary differences, will not be realized as of December 31, 2025. As of December 31, 2025 and 2024, the Company had valuation allowances of $ $744.1 and $729.0, respectively.

47

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are as follow:

	Year ended December 31					
	2025		2024		2023	
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	(Amounts In Thousands)					
Ordinary income (loss)	$ 32,633		$ 53,757		$ 154,757	
Capital gain (loss)	(13,194)		(29,099)		(246,086)	
Total pretax income (loss)	19,439		24,658		(91,329)	
Expected tax expense (benefit) at 21% statutory rate	4,082	21.0 %	5,178	21.0 %	(19,179)	21.0 %
Increase (decrease) in actual tax reported resulting from:						
Reinsurance	—	— %	(107,781)	(437.1)%	—	— %
Change in nonadmitted assets and unrealized	—	— %	—	— %	—	— %
Tax credit carryforward	—	— %	(40,852)	(165.7)%	—	— %
Dividends received deduction	(6,714)	(34.5)%	(8,942)	(36.3)%	(11,349)	12.4 %
Interest maintenance reserve	(7,313)	(37.6)%	(4,782)	(19.4)%	(8,892)	9.7 %
Reinsurance Gain	(3,460)	(17.8)%	(3,460)	(14.0)%	20,160	(22.1)%
Reserve basis change	—	— %	—	— %	3,334	(3.7)%
Change in valuation allowance	15,124	77.8 %	98,152	398.0 %	83,190	(91.1)%
Prior year tax	(5,145)	(26.5)%	2,470	10.0 %	(1,658)	1.8 %
Intercompany dividend	—	— %	—	— %	—	— %
Other	5,985	30.8 %	(436)	(1.8)%	(80)	0.1 %
Total income tax reported	$ 2,559	13.2 %	$ (60,453)	(245.2)%	$ 65,526	(71.7)%
Current income taxes incurred	$ —	— %	$ —	— %	$ —	— %
Change in deferred income tax*	2,559	13.2 %	(60,453)	(245.2)%	65,526	(71.7)%
Total income tax reported	$ 2,559	13.2 %	$ (60,453)	(245.2)%	$ 65,526	(71.7)%

* Excluding tax on unrealized gains (losses) and other surplus items

The Company is not currently under examination by any taxing authorities as of the years ended December 31, 2025 and 2024, with years 2022, 2023, and 2024 still open for examination.

48

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2025, the Company's tax credit carry forwards are as follows:

	Tax Year	Amount	Year Expires
Foreign Tax Credit	2016	$ 5,211	2026
Foreign Tax Credit	2017	4,859	2027
Foreign Tax Credit	2018	3,801	2028
Foreign Tax Credit	2019	3,133	2029
Foreign Tax Credit	2020	2,931	2030
Foreign Tax Credit	2021	2,737	2031
Foreign Tax Credit	2022	3,173	2032
Foreign Tax Credit	2023	5,864	2033
Foreign Tax Credit	2024	2,768	2034
Foreign Tax Credit	2025	2,769	2035
R&D Credit	2021	4,740	2041
R&D Credit	2022	1,156	2042
R&D Credit	2023	1,892	2043
R&D Credit	2024	1,729	2045
General Business Credit	2023	860	2043
Total		$ 47,622	

As of December 31, 2025 the Company's net operating loss carry forwards originated and expire as follows:

Year of Origination	Year of Expiration	Amount
		(In Thousands)
2018	N/A	$ 446,621
2019	N/A	653,786
2020	N/A	87,480
2021	N/A	1,366,201
2023	N/A	$ —
2024	N/A	$ 10,197
2025	N/A	$ —

There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2025, 2024, and 2023.

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025.

The Company has no unrecorded tax liability as of December 31, 2025 and December 31, 2024.

The Company does not have any nonadmitted state tax credits at December 31, 2025 or 2024.

The Company recognizes accrued interest and penalties related to tax contingencies in federal income taxes and federal income tax expense on the balance sheets and statements of operations, respectively. The Company had no accrued interest as of December 31, 2025, 2024, and 2023.

49

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

10. Investment in Subsidiaries

The Company has two direct, wholly-owned subsidiaries as of December 31, 2025, 2024, and 2023, Rocky Range and CSLR.

Rocky Range, an insurance company domiciled in the State of Arizona that is licensed as a pure captive reinsurer by the DIFI, is a direct, wholly-owned subsidiary of the Company. The Company no longer reinsures any business to Rocky Range as of June 1, 2021, and Rocky Range maintains capital of $0.3 (minimum capital of $0.1 is required as prescribed under Arizona Revised Statutes Section 20-1096.03(A)(6)).

CSLR, authorized in 49 states and the District of Columbia, operates as a reinsurance company and primarily assumes deferred variable annuity GMDB, GMWB, and GMIB riders, payout annuity contracts, and also assumes smaller blocks of structured settlements, group long-term disability, and ordinary life insurance business. The Company is a party to reinsurance agreements with CSLR under which the Company cedes its deferred variable annuity and payout annuity business to CSLR, effective June 1, 2021, and its deferred variable annuity business and payout annuity business it acquired through Novation from Equitable Financial, effective January 17, 2025.

Pursuant to *SSAP No. 97, Investments in Subsidiary Controlled and Affiliated entities*, the Company reports its investments in Rocky Range and CSLR based on the subsidiary's statutory surplus.

The carrying values, recorded in Common stock and investment in advances to subsidiaries on the Company's financial statements as of December 31, 2025 and 2024 are as follows:

	December 31	
	2025	2024
	(In Thousands)	
Rocky Range	$ 250	$ 250
CSLR	$ 1,342,318	$ 1,188,799
Total carrying value of subsidiaries	$ 1,342,568	$ 1,189,049

Summarized financial information of the Company's subsidiary of Rocky Range for the years ended December 31, 2025, 2024, and 2023 are as follows:

		December 31	
	2025	2024	2023
		(In Thousands)	
Revenues	$ 9	$ 9	$ 12
Income (Loss) before net realized gains and losses	—	—	—
Net (loss) income	—	—	—
Admitted assets	250	250	250
Liabilities	—	—	—

Summarized financial information of the Company's subsidiary of CSLR for the year ended December 31, 2025, 2024, and 2023 are as follows:

50

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

	December 31		
	2025	**2024**	**2023**
	(In Thousands)		
Revenues	$ 3,942,760	$ (74,533)	$ 3,462,959
Income (Loss) before net realized gains and losses	(487,852)	(127,968)	1,612,659
Net (loss) income	(85,738)	(591,945)	(189,944)
Admitted assets	19,224,127	17,896,146	21,662,094
Liabilities	17,480,241	16,481,003	20,232,578

11. Reinsurance

The Company utilizes reinsurance transactions to manage its overall risk profile. The Company bases its selection of a reinsurer on the financial strength of the reinsurer. Reinsurance treaties can be either in the form of ceding or assuming and are structured as monthly or yearly renewable term, coinsurance, modified coinsurance, funds withheld or a combination thereof. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the Company's primary liability as the direct insurer of the risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

The Company did not have any assumed premiums for the years ended December 31, 2025, 2024 and 2023.

Reinsurance Transactions

The Company is a party to a reinsurance agreement with CSLR, its direct, wholly-owned subsidiary, under which the Company cedes on a coinsurance and modified coinsurance basis, its deferred variable annuity business and payout annuity business to CSLR, with the Company retaining administration of such reinsured contracts. Upon annuitization, the Company recaptured the net liability associated with the GMIB contracts from CSLR as they occurred. Effective January 1, 2023, the recapture of the Company's GMIB-annuitized contracts from CSLR was paused. GMIB annuitizations occurring on January 1, 2023 and through at least December 31, 2026 at a minimum, remain reinsured to CSLR. The Company ceded coinsurance reserves of $6.3 billion and $6.7 billion as of December 31, 2025 and 2024, respectively. The Company held modified coinsurance reserves of $16.4 billion and $17.2 billion as of December 31, 2025 and 2024, respectively. The Company received/accrued $298.0 as of December 31, 2025 from CSLR and received/accrued $135.9 from CSLR as of December 31, 2024, related to reinsurance activity. CSLR maintains a variable annuity hedge program that is designed to mitigate market risk arising primarily from the minimum guarantees within the variable annuity products it assumes from the Company and other cedant insurers, whose economic costs are primarily dependent on future equity market returns, interest rate levels, equity volatility levels and policyholder behavior. The hedge target of the variable annuity hedge program is regulatory and economic capital and their sensitivities to immediate market movements.

Effective December 3, 2024, the Company entered into a second reinsurance agreement with CSLR, under which the Company cedes on a coinsurance and modified coinsurance basis, the deferred variable annuity business and payout annuity business it acquired through Novation from Equitable Financial, effective January 17, 2025, to CSLR. See the "Organization and Significant Accounting Policies" footnote for further discussion of the Novation. The Company ceded coinsurance reserves of $2.5 billion and held modified coinsurance

51

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

reserves of $3.6 billion as of December 31, 2025 under this agreement. The Company paid/accrued $50.1 as of December 31, 2025 to CSLR, related to reinsurance activity under this agreement. During the year ended December 31, 2025, the Company also paid $8.8 of one-time commission and expense allowances to Equitable Financial as a result of the acquisition of these policies, and was subsequently reimbursed by CSLR.

The Company cedes 100% of its previously issued, fixed and fixed indexed annuity contracts to Athene Annuity Re Ltd. ("AARe") and Athene Annuity and Life Company ("AAIA", formerly known as Athene Annuity & Life Assurance Company ("AADE"), pursuant to Athene Holding, Ltd. ("Athene")'s merger of AADE with and into AAIA, effective October 11, 2024, with AAIA being the surviving entity). AARe and AAIA (formerly AADE), are indirect and wholly-owned subsidiaries of Athene, an affiliate of the Company.

The Company is a party to a reinsurance agreement with AARe, a Bermuda reinsurer and an indirect, wholly owned subsidiary of Athene, an affiliate of the Company. Under this agreement, the Company cedes on a modified coinsurance basis, an eighty percent (80%) quota share of certain liabilities with respect to certain fixed annuity business, and an eighty percent (80%) quota share of the net liability associated with the GMIB-annuitized contracts as they arise out of the variable annuity business of the Company (including GMIB-annuitized contracts recaptured from CSLR, as noted above). Under this modified coinsurance agreement, the Company holds all related assets and reserves on the balance sheet, with an additional modified coinsurance adjustment recorded within reinsurance recoverables representing balances due to or due from AARe. This modified coinsurance adjustment fluctuates with valuation changes in the related assets and liabilities such that all results are transferred to AARe with no net impact to the Company. Effective January 1, 2023 and through at least December 31, 2026 at a minimum, the Company paused its reinsurance of GMIB annuitizations to AARe. GMIB-annuitized contracts remain reinsured to CSLR, pursuant to the coinsurance and modified coinsurance agreement in place between the Company and CSLR as described above. The Company held $4.4 billion and $5.4 billion in reserves as of December 31, 2025 and 2024, respectively, on behalf of AARe, and received/ accrued $1.1 billion and $1.6 billion from AARe as of December 31, 2025 and 2024, respectively, related to reinsurance activity.

The Company is a party to a reinsurance agreement with AAIA, an insurance company domiciled in the State of Iowa and an indirect wholly-owned subsidiary of Athene, an affiliate of the Company. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, a twenty percent (20%) quota share of certain liabilities with respect to certain fixed annuity business, and a twenty percent (20%) quota share of the net liability associated with the GMIB-annuitized contracts as they arise out of the variable annuity business of the Company (including GMIB-annuitized contracts recaptured from CSLR, as noted above). Under the coinsurance agreement, all assets and liabilities are transferred to AAIA and are not presented on the Company's balance sheet. Effective January 1, 2023 and through at least December 31, 2026 at a minimum, the Company paused its reinsurance of GMIB annuitizations to AAIA. GMIB-annuitized contracts remain reinsured to CSLR, pursuant to the coinsurance and modified coinsurance agreement in place between the Company and CSLR as described above. The Company ceded coinsurance reserves of $1.1 billion and $1.3 billion to AAIA as of December 31, 2025 and 2024, respectively, and held $28.6 and $33.7 in modified coinsurance reserves as of December 31, 2025 and 2024, respectively. The Company received/accrued $268.0 and $399.6 from AAIA as of December 31, 2025 and 2024, respectively, related to reinsurance activity.

Effective July 1, 2023, the Company recaptured $2.8 billion of its GMIB-annuitizations and fixed payout annuities previously ceded to AARe and to AAIA. Upon recapture, the Company ceded these contracts to CSLR. Annuitizations of the Company's fixed annuity contracts occurring on July 1, 2023 and thereafter will continue to be reinsured to AARe and AAIA, pursuant to the coinsurance and modified coinsurance agreements noted above. The reinsurance pause of the Company's GMIB-annuitized contracts to AARe and AAIA remains in place through at least December 31, 2026, as detailed above.

52

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The Company reinsures its remaining business to third party reinsurers. The Company ceded coinsurance reserves of $683.8 and $719.6 as of December 31, 2025 and 2024, respectively, and held $268.2 and $262.3 in modified coinsurance reserves as of December 31, 2025 and 2024, respectively, related to these agreements. Of this reinsurance activity as of December 31, 2025 and 2024, the most notable is the reinsurance agreement with ReliaStar, an insurance company domiciled in the State of Minnesota and an indirect wholly-owned subsidiary of Voya Financial. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, its traditional individual life insurance, supplemental contracts consisting of life insurance proceeds, and certain deferred annuity and investment-only policies of the Company.
The Company also serves as a third-party administrator for certain closed blocks of business on behalf of Voya Retirement Insurance and Annuity Company ("VRIAC"), an indirect wholly-owned subsidiary of Voya Financial.

12. Capital and Surplus

Under Iowa insurance regulations, the Company is required to maintain a minimum total capital and surplus of the greater of $5.0 or Risk Based Capital ("RBC"). Additionally, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (1) 10% of the insurer's policyholder surplus as of the preceding December 31; or (2) the insurer's net gain from operations for the twelve-month period ended the preceding December 31, in each case determined in accordance with statutory accounting principles. Dividends are paid as determined by the Company's Board of Directors. An extraordinary dividend or distribution cannot be paid without the prior approval of the Iowa Insurance Division. In addition, no dividend or other distribution exceeding an amount equal to an insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

A surplus note with a carrying value of $75.0 as of December 31, 2025 was issued to VRIAC, an insurance company domiciled in the State of Connecticut and at the time of issue, an affiliate of the Company. The principal amount at issue on December 29, 2004 was $175.0, with December 29, 2034 as the date of maturity. As of December 31, 2025, a total of $100.0 in life-to-date principal payments have been made. Interest expense for the years ended December 31, 2025, 2024 and 2023 was $4.8, $4.8 and $4.9, respectively. As of December 31, 2025 a total of $210.1 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2025, 2024 and 2023.

A surplus note with a carrying value of $75.0 as of December 31, 2025 was issued to ReliaStar, an insurance company domiciled in the State of Minnesota and at the time of issue, an affiliate of the Company. The principal amount at issue on December 29, 2004 was $175.0, with December 29, 2034 as the date of maturity. As of December 31, 2025, a total of $100.0 in life-to-date principal payments have been made. Interest expense for the years ended December 31, 2025, 2024 and 2023 was $4.8, $4.8 and $4.9, respectively. As of December 31, 2025, a total of $210.1 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2025, 2024 and 2023.

A surplus note with a carrying value of $76.6 as of December 31, 2025 was issued to Equitable Financial Life Insurance Company ("Equitable Financial"), an insurance company domiciled in the State of New York. The principal amount at issue on June 1, 2021 was $50.0. The Company and Equitable Financial amended this surplus note and increased the principal sum to $60.0 on December 31, 2021. The Company and Equitable Financial executed a second amended and restated surplus note and increased the principal sum to $76.0 on June 13, 2023, which included a $4.0 discount from the $80.0 face value, with June 1, 2041 as the date of maturity. The Company amortizes the discount to the statement of operations concurrent with, and in proportion to, approved interest payments as a percentage of total interest paid on the surplus note. Interest expense for the

53

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

years ended December 31, 2025, 2024 and 2023 was $4.0, $4.0 and $3.5 respectively. As of December 31, 2025, a total of $16.0 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 5.0%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2025, 2024 and 2023.

Effective August 1, 2025, the Company issued six surplus notes in support of the Corebridge transaction, as detailed in the "Organization and Significant Accounting Policies" footnote, each with a scheduled maturity date of June 29, 2045, and an interest rate associated with these surplus debentures of 7.75%, with semiannual interest payments in arrears commencing on December 29, 2025. As of December 31, 2025, AAIA was the holder of four of these surplus notes with an aggregate carrying value of $105.0. The aggregate principal amount of the four surplus notes held by AAIA was $105.0 at issue, on August 1, 2025. As of December 31, 2025, there have been no life-to-date principal payments made. Interest expense for the year ended December 31, 2025 was $2.1. As of December 31, 2025, a total of $2.1 in interest expense has been recognized life-to-date. There was an immaterial amount of unapproved interest and/or principal associated with these surplus notes as of December 31, 2025.

A surplus note with a carrying value of $4.4 as of December 31, 2025, was issued to Apollo Total Return Fund - Investment Grade Aggregator A, SPC-Segregated Port A, in support of the Corebridge transaction. The principal amount at issue on August 1, 2025, was $4.4, with June 29, 2045 as the date of maturity. As of December 31, 2025, there have been no life-to-date principal payments made. Interest expense for the year ended December 31, 2025 was $0.1. As of December 31, 2025, a total of $0.1 in interest expense has been recognized life-to-date. The interest rate associated with this surplus note debenture is 7.75%, with semiannual interest payments in arrears commencing on December 29, 2025. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note on December 31, 2025.

A surplus note with a carrying value of $65.6 as of December 31, 2025, was issued to Fox Hedge Intermediate A Limited, in support of the Corebridge transaction. The principal amount at issue on August 1, 2025, was $65.6, with June 29, 2045 as the date of maturity. As of December 31, 2025, there have been no life-to-date principal payments made. Interest expense for the year ended December 31, 2025 was $3.3. As of December 31, 2025 a total of $3.3 in interest expense has been recognized life-to-date. The interest rate associated with this surplus note debenture is 7.75%, with semiannual interest payments in arrears commencing on December 29, 2025. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note on December 31, 2025.

Payment of the notes and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company's properties. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner.

The Company paid an extraordinary dividend in the amount of $265.0 entirely in cash to its sole shareholder and Parent, Venerable Holdings, on November 7, 2025, after providing notice to, and receiving written approval from the Iowa Insurance Division on November 5, 2025.

On November 6, 2025, the Company received an ordinary dividend in the amount of $141.2 and an extraordinary dividend in the amount of $58.8, for a total dividend of $200.0 entirely in cash from CSLR, the Company's wholly-owned subsidiary, after CSLR provided notice to, and received approval from the Iowa Insurance Division.

54

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The Company paid an extraordinary distribution in the amount of $250.0 entirely in cash to its sole shareholder and Parent, Venerable Holdings, on December 9, 2024, after providing notice to, and receiving approval from, the Iowa Insurance Division on November 22, 2024.

On November 5, 2024, the Company received an ordinary dividend in the amount of $1.0 and an extraordinary distribution in the amount of $249.0 for a total distribution of $250.0 entirely in cash from CSLR, after CSLR submitted a request for prior approval to, and received written approval from, the Delaware Department of Insurance (the "Delaware DOI"), on November 1, 2024.
The Company paid an extraordinary distribution in the amount of $525.0 entirely in cash to its sole shareholder and Parent, Venerable Holdings, on February 12, 2024, after providing notice to, and receiving approval from, the Iowa Insurance Division on January 25, 2024.

On November 2, 2023, the Company received an extraordinary distribution in the amount of $200.0 entirely in cash from CSLR, after CSLR provided notice to, and received approval from, the Delaware DOI on October 3, 2023, per the notice requirements as set out in Section 5005(b) of the Delaware Code and Section 1801.22 of the Delaware Administrative Code.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

13. Fair Values of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, fair value can be estimated using methods, models and assumptions market participants would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment which becomes more significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all non-financial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

55

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The following methods and assumptions are used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds, preferred stocks and common stocks reported herein in conformity with the concepts of "exit price" and the fair value measurement as prescribed in *SSAP No. 100, Fair Value* ("*SSAP No. 100*"). Valuations are obtained from third party commercial pricing services and asset managers.

Mortgage loans: Estimated fair values for commercial real estate loans were provided by asset managers.

Individual and group annuities: The fair values for individual and group annuities with defined maturities are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual and group annuities, fair value is estimated to be the present surrender value.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA's, are reported at the quoted fair values of the underlying investments in the separate account. The underlying investments include mutual funds, short-term investments and cash, the valuation of which are based upon quoted market prices.

The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by *SSAP No. 100.*

56

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments described below:

Bonds and other invested assets: Securities that are carried at fair value on the balance sheet are classified as Level 1, Level 2 or Level 3. The fair value of bonds and other invested assets classified as Level 1 are obtained through unadjusted quoted prices for identical assets or liabilities in an active market. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. The fair value for privately placed bonds and other invested assets are provided by asset managers and are classified as Level 3 assets.

Preferred and Common Stocks: Fair values of publicly traded equity securities are based upon quoted market prices and are classified as Level 1 assets. Fair values of private equities or equity securities not traded on an exchange, are provided by asset managers and are classified as Level 3 assets.

Cash and short-term investments: The carrying amounts for cash reflect the assets' fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA's, are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments can include mutual funds, short-term investments and cash, the valuation of which are based upon a quoted market price and are included in Level 1. The underlying investments can also include bonds the valuation of which are obtained from third party commercial pricing services and brokers and are classified in the fair value hierarchy as either Level 2 or Level 3, consistent with the policies described above for fixed maturities.

Mortgage loans: The fair values for mortgage loans are provided by asset managers. Mortgage loans are classified as Level 3.

Contract loans: The fair value of contract loans approximates the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 1.

Deposit type contracts: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

57

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company's financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2025:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
			(In Thousands)		
Assets:					
Bonds					
Issuer Credit Obligations	2,466,957	2,622,645	3,580	2,371,578	91,799
Asset-Backed Securities	524,273	529,381	—	524,132	141
Preferred stock	81,242	81,242	7,386	73,856	—
Common stock	10,000	10,000	—	10,000	—
Mortgage loans	680,347	721,064	—	—	680,347
Contract loans	1,458	1,458	1,458	—	—
Other invested assets	65,291	76,061	—	65,291	—
Cash, cash equivalents and short-term investments	276,953	276,953	276,953	—	—
Separate account assets*	20,406,906	20,416,491	20,237,551	146,829	22,526
Total assets	$ 24,513,427	$ 24,735,295	$ 20,526,928	$ 3,191,686	$ 794,813
Liabilities:					
Deposit type contracts	$ 24,699	$ 22,005	$ —	$ —	$ 24,699
Total liabilities	$ 24,699	$ 22,005	$ —	$ —	$ 24,699

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3, Summary of Significant Accounting Polices for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2025.

58

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company's financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2024:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
			(In Thousands)		
Assets:					
Bonds	$ 3,848,654	$ 4,160,092	$ 6,372	$ 3,746,590	$ 95,691
Preferred stock	31,741	31,741	6,695	25,046	—
Common stock	10,000	10,000	—	10,000	—
Mortgage loans	892,427	960,628	—	—	892,427
Contract loans	1,976	1,976	1,976	—	—
Other invested assets	35,362	45,134	—	35,362	—
Cash, cash equivalents and short-term investments	47,753	47,735	13,577	—	34,176
Separate account assets*	17,627,634	17,640,468	17,426,290	175,185	26,158
Total assets	$ 22,495,547	$ 22,897,774	$ 17,454,910	$ 3,992,183	$ 1,048,452
Liabilities:					
Deposit type contracts	$ 20,467	$ 19,132	$ —	$ —	$ 20,467
Total liabilities	$ 20,467	$ 19,132	$ —	$ —	$ 20,467

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2024.

59

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
		(In Thousands)		
Assets:				
Bonds				
Issuer Credit Obligations	$ —	$ 7,276	$ —	$ 7,276
Asset-Backed Securities	—	4,070	—	4,070
Total Bonds	—	11,346	—	11,346
Preferred stock	7,386	73,856	—	81,242
Common stock				
Industrial and Misc	—	10,000	—	10,000
Total Common Stocks	—	10,000	—	10,000
Other long-term assets	—	4,053	—	4,053
Separate account assets*	20,211,297	—	—	20,211,297
Total assets	$ 20,218,683	$ 99,255	$ —	$ 20,317,938
Liabilities:				
Total liabilities	$ —	$ —	$ —	$ —

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2025. The Company's policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

The Company had less than $0.1 of changes in fair value of the Company's Level 3 assets and liabilities for the year ended December 31, 2025.

60

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025
(Dollar amounts in millions, unless otherwise stated)

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
		(In Thousands)		
Assets:				
Bonds				
Industrial and Misc	—	21,105	10	21,115
Total Bonds	—	21,105	10	21,115
Preferred stock	6,695	25,046	—	31,741
Common stock	—	10,000	—	10,000
Other long-term assets	—	4,108	—	4,108
Separate account assets*	17,405,056	—	—	17,405,056
Total assets	$ 17,411,751	$ 60,259	$ 10	$ 17,472,020
Liabilities:				
Total liabilities	$ —	$ —	$ —	$ —

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2024. The Company's policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

The Company did not have any changes in fair value of the Company's Level 3 assets and liabilities for the year ended December 31, 2024.

There were no transfers in and out of Level 3 during the years ended December 31, 2024 and 2023.

14. Commitments and Contingencies

Legal Proceedings - The Company is or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, lawsuits against the Company could include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims could be asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations would not have a material adverse effect on the Company's operations or financial position.

61

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

Regulatory Matters - As with other financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Any such examinations, inquiries, investigations, and audits could result in regulatory action against the Company. The potential outcome of such regulatory action would be difficult to predict but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company's policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action would have a material adverse effect on the Company's financial position. It is the practice of the Company and its affiliates to cooperate fully in these matters.

The outcome of any lawsuit/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast, and estimating potential losses requires significant management judgement. It is not possible to predict the ultimate outcome for any litigation/arbitration and regulatory matter, and given the large and indeterminate amounts potentially sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain lawsuits/arbitrations or regulatory matters could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular period.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and alternative assets of $0.0 and $0.8 at December 31, 2025 and 2024, respectively.

Liquidity: The Company's principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders, and dividends to its Parent.

The Company's liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. The Company has access to liquidity through multiple facilities, including FHLB advances (subject to the availability of eligible collateral) and a revolving credit facility. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage-backed securities. Asset/liability management is integrated into many aspects of the Company's operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables in the modeling process include interest rates, anticipated contract owner behavior, and variable separate account performance. Contract owners bear the investment risk related to variable annuity products, subject, in limited cases, to certain minimum guaranteed rates.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company's asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company may use derivative instruments to manage these risks. The Company's derivative counterparties are of high credit quality.

62

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

On May 22, 2025, Kroll Bond Rating Agency ("KBRA") affirmed an insurance financial strength rating of A to the Company, and affirmed its debt rating of BBB+ to the Company's surplus notes.

On May 22, 2024, KBRA affirmed an insurance financial strength rating of A to the Company, and affirmed its debt rating of BBB+ to the Company's surplus notes.

On May 25, 2023, KBRA upgraded the Company's insurance financial strength rating from A- to A, and upgraded its debt rating of the Company's surplus notes from BBB to BBB+.

The ratings of the Company by the rating agency are based on the rating agency's specific views of the Company's financial strength.

15. Financing Agreements

The Company maintains a reciprocal loan agreement with Venerable Holdings to promote efficient management of cash and liquidity and to provide for short-term cash requirements. Under this agreement, which expires June 1, 2028, the Company and Venerable Holdings can lend funds to or borrow from each other up to 3% of the Company's admitted assets excluding separate accounts as of the 31st day of December next preceding. Loans under this agreement shall have a term of no more than 270 days and may be prepaid in whole or in part at any time without premium or penalty.

As of December 31, 2025, the Company did not have any outstanding receivable / outstanding payable balances with Venerable Holdings under this reciprocal loan agreement. The Company did not engage in any reciprocal loan borrowing / lending activity during the year ended December 31, 2025, and therefore did not incur/pay or incur/receive any interest expense or interest income.

As of December 31, 2024, the Company did not have any outstanding receivable / outstanding payable balances with Venerable Holdings under this reciprocal loan agreement. During the year ended December 31, 2024, the Company:

- received $300.0 plus interest, from Venerable Holdings on February 12, 2024, in settlement of the outstanding reciprocal loan borrowings as of December 31, 2023, detailed below.
- loaned $250.0 to Venerable Holdings on November 22, 2024, which matured and was received, plus interest, from Venerable Holdings on December 9, 2024
- incurred and received interest income of $3.0 on the above-noted reciprocal loan agreement lending activity
- did not engage in any borrowing activity and therefore did not incur and pay any interest expense.

As of December 31, 2023, the Company had a $300.0 outstanding receivable balance and no outstanding payable balance with Venerable Holdings under this reciprocal loan agreement. The Company recorded this outstanding receivable balance as nonadmitted Cash and short-term investments, under the guidance of SSAP No. 25, *Affiliates and Other Related Parties*. During the year ended December 31, 2023, the Company:

- loaned $125.0 to Venerable Holdings on August 15, 2023, and received interest income payments on November 30, 2023 and December 31, 2023, totaling $3.1 at 6.494% as of December 31, 2023 on this loan.
- loaned $175.0 to Venerable Holdings on November 15, 2023, and received interest income payments on November 30, 2023 and December 31, 2023, totaling $1.4 at 6.40% as of December 31, 2023 on this loan.

63

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

On April 25, 2025, the Company received a capital infusion of $60,000,000 from Venerable Holdings, its Parent, in support of efficient management of cash and liquidity and to provide for short-term cash requirements.

The Company's unused commitments and lines of credit for financing arrangements as of December 31, 2025 and 2024 are as follows:

	2025		2024	
	Unused Commitments	Unused Lines of Credit	Unused Commitments	Unused Lines of Credit
	(In Thousands)			
Short-Term (contracts terminating in 12 months or less)	$ —	$ —	$ —	$ —
Long-Term (contracts terminating in more than 12 months)	$ 833,629	$ —	$ 758,334	$ —
Total	$ 833,629	$ —	$ 758,334	$ —

The Company maintains a reciprocal loan agreement with Venerable Holdings to promote efficient management of cash and liquidity and to provide for short-term cash requirements. Under this agreement, which expires June 1, 2028, the Company and Venerable Holdings can lend funds to or borrow from each other up to 3% of the Company's admitted assets excluding separate accounts as of the 31st day of December next preceding. Loans under this agreement shall have a term of no more than 270 days and may be prepaid in whole or in part at any time without premium or penalty. As of December 31, 2025 and 2024, the Company had $208.6 and $258.3, respectively, in unused commitments under this agreement.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (entering into advances, borrowings) with the FHLB as part of the Company's liquidity strategy. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is 30% of the general and separate accounts' total assets of the Company, one quarter in arrears. The Company did not have any assets pledged at the FHLB of Des Moines as of December 31, 2025 and 2024, and therefore had no borrowing capacity and no unused commitments.

The Company is a party to a Credit and Guarantee Agreement with a syndicate of lenders, Venerable Holdings, as a borrower and a guarantor, the Company and its wholly-owned subsidiary, CSLR, as a borrower, and Barclays Bank PLC, as administrative agent. Pursuant to the Credit and Guarantee Agreement, the Company may access an aggregate total commitment of $625.0 and $500.0 as of December 31, 2025 and 2024, respectively, for revolving credit borrowing and issuing letters of credit. As of December 31, 2025 and 2024, the Company had $625.0 and $500.0, respectively, in unused commitments under this agreement. This facility requires an annual commitment fee of 0.35%.

16. Related Party Transactions

The Company is a party to various management and services contracts and cost sharing arrangements with other affiliated Venerable Holdings companies which are allocated among companies in accordance with systematic cost allocation methods. The Company's material related party agreements are detailed below.

The Company is a party to an investment advisory agreement with Apollo Insurance Solutions Group ("Apollo ISG") under which Apollo ISG provides the Company with investment management services. For the years ended December 31, 2025, 2024, and 2023, expenses incurred related to this agreement were $13.8, $17.2 and $24.3, respectively.

64

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

The Company is a party to intercompany agreements with its affiliates whereby the affiliates provide certain administrative, management, professional, advisory, consulting, and other services to each other. Management and service contracts and all cost-sharing arrangements are allocated among companies in accordance with systematic cost allocation methods. For the years ended December 31, 2025, 2024, and 2023, expenses incurred related to these agreements were $102.1, $138.9 and $98.8, respectively.

The Company is a party to an intercompany servicing agreement whereby it receives a monthly fee from DSL based on annual contractual rates by fund. Funds are either independently managed or managed by an affiliate, Venerable Advisers, an investment adviser and wholly-owned subsidiary of Venerable Holdings. The fees are calculated as a percentage of average assets in the variable separate accounts. Revenue earned by the Company under this arrangement was $38.1, $35.8, and $37.1 for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company is a party to an intercompany agreement whereby it receives a monthly fee from Venerable Advisers based on annual contractual rates by fund. The fees are calculated as a percentage of average daily net assets invested in each respective fund managed by Venerable Advisers, which serve as investment options for the Company's separate accounts. Revenue earned by the Company under this agreement, effective as of September 4, 2024, was $39.3, $10.6, and $0.0, for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company is a party to an underwriting and distribution agreement with DSL, whereby DSL serves as the principal underwriter for annuity contracts issued by the Company. DSL is authorized to enter into agreements with broker-dealers to distribute the Company's annuity contracts and appoint representatives of the broker-dealers as agents. For the years ended December 31, 2025, 2024, and 2023, commissions were incurred in the amounts of $115.1, $103.4 and $101.2, respectively.

See the "Reinsurance" footnote regarding reinsurance agreements with related parties.

See the "Federal Income Taxes" footnote for disclosure related to the federal tax sharing agreement.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues for the cost of potential future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The accrual methodology follows a retrospective-premium-based guaranty-fund assessments construct. The Company has estimated and recorded this liability to be $0.1 and $0.1 as of December 31, 2025 and 2024, respectively, and is reflected in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $2.3 and $2.2 as of December 31, 2025 and 2024, respectively, for future credits to premium taxes for assessments already paid and/or accrued. The periods over which the guaranty fund assessments are expected to be paid, the related premium tax offsets are expected to be realized and the additional industry support is expected to be paid are unknown at this time.

There are no premium tax offsets where it is reasonably possible that an impairment has occurred in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets ("SSAP No. 5R").

65

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

A reconciliation of assets recognized is presented below:

	Year ended December 31	
	2025	2024
	(In Thousands)	
Assets recognized from paid and accrued premium tax offsets beginning of year	$ 2,208	$ 431
Decreases current year:		
Premium tax offset applied	35	27
Changes in premium tax offset capacity/other adjustments	21	—
Increases current year:		
Creditable assessments remitted	167	1,804
Assets recognized from paid and accrued premium tax offsets end of year	$ 2,319	$ 2,208

The Company did not have any guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2025 and 2024.

The Company did not have any undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency as of December 31, 2025 and 2024.

The Company did not have any number of jurisdictions, ranges of years used to discount, and weighted average number of years of the discounting time period for payables and recoverables by insolvency as of December 31, 2025 and 2024.

66

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

18. Subsequent Events

The Company entered into a second agreement to transfer certain variable annuity contracts from Equitable Financial, an insurance company domiciled in the State of New York, to the Company. Under this agreement, the Company replaced Equitable Financial as the insurer of the contracts, and the Company assumed all the rights, obligations, and liabilities under the terms of the contracts, effective January 16, 2026. Additionally, VIAC became the servicing company for contract inquiries and transactions (the "Novation Wave 2"). The Novation Wave 2 contracts transferred from Equitable Financial to the Company, and subsequently reinsured to CSLR, the Company's wholly-owned subsidiary, were approximately $103.9 in account value and approximately $53.2 in general account statutory reserves, as of December 31, 2025.

Effective January 1, 2026, CSLR, the Company's direct, wholly-owned subsidiary, entered into a reinsurance agreement with The United States Life Insurance Company in the City of New York, a New York-domiciled insurance company (“USL”). Also effective on January 1, 2026, Venerable Holdings, the Company’s Parent, successfully closed its acquisition of SAAMCo. Both of these transactions were a part of the Corebridge transaction announced by Venerable Holdings on June 26, 2025, as described in the "Organization and Significant Accounting Policies" footnote.

Venerable Advisers, an investment adviser and wholly-owned subsidiary of Venerable Holdings, is expected to launch additional mutual funds (collectively, "Wave 3") through the VVIT. The Wave 3 funds will be comprised of assets substituted from previously managed, independent trusts. The mutual funds launched in Wave 3 and in previous Waves as disclosed, serve as investment options for the Company's separate accounts and brings the management of the mutual funds underlying the Company's variable annuity business primarily in-house. The Wave 3 substitutions are expected to take place in the first quarter of 2026.

The Company is not aware of any additional events occurring subsequent to December 31, 2025 that may have a material effect on the Company’s financial statements. The Company evaluated events subsequent to December 31, 2025 through March 27, 2026, the date the statutory financial statements were available to be issued.

67

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2025

(Dollar amounts in millions, unless otherwise stated)

19. Reconciliation to Statutory Statement

During the preparation of the accompanying statutory-basis financial statements for the years ended December 31, 2025 and 2024, the Company concluded an adjustment was necessary regarding its tax-effect of capital losses. The Company has adjusted its federal income tax benefit to reflect that it is not included in the calculation of net capital losses. This adjustment to federal income tax benefit and its corresponding impacts are reflected in the accompanying financial statements as of December 31, 2025 and 2024. A reconciliation of the amounts previously reported in the Company's Statutory Annual Statement as filed with the Iowa Insurance Division for the year ended December 31, 2025 and 2024, to those reported in the accompanying financial statements is as follows:

	2025 Annual Statement	Adjustment	2025 Accompanying Financial Statements
		(In Thousands)	
Statement of Operations:			
Gain (loss) from operations before federal income taxes and net realized capital losses	$ 32,634	$ —	$ 32,634
Federal income tax benefit	30,832	(30,832)	—
Gain (loss) from operations before net realized capital losses	1,802	30,832	32,634
Net realized capital loss	17,637	30,832	13,195
Net income (loss)	19,439	—	19,439

	2024 Annual Statement	Adjustment	2024 Accompanying Financial Statements
		(In Thousands)	
Statements of Operations:			
Gain (loss) from operations before federal income taxes and net realized capital losses	$ 53,757	$ —	$ 53,757
Federal income tax benefit	(9,447)	9,447	—
Gain (loss) from operations before net realized capital losses	63,204	(9,447)	53,757
Net realized capital loss	(38,546)	9,447	(29,099)
Net income (loss)	24,658	—	24,658

68

Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

Report of Independent Auditors on Supplementary Information

The Board of Directors and Stockholder
Venerable Insurance and Annuity Company

We have audited the statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company) as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, and have issued our report thereon dated March 27, 2026, which contained an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data, supplemental schedule of life and health reinsurance disclosures and supplemental investment disclosures are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Restriction on Use

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

Ernst + Young LLP

Philadelphia, Pennsylvania
March 27, 2026

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2025
(In Thousands)

Investment Income Earned:		
U.S. government bonds	$	197
Other bonds (unaffiliated)		147,739
Bonds of affiliates		15,790
Preferred stocks (unaffiliated)		2,980
Mortgage loans		44,677
Contract loans		193
Cash on hand and on deposit		1,062
Short-term investments		3,398
Other invested assets		21,248
Gross investment income		237,284
Mortgage Loans (Book Value):		
Commercial and residential mortgages	$	721,064
Total mortgage loans	$	721,064
Mortgage Loans by Standing (Book Value):		
Good standing	$	709,084
Mortgage loans over 90 days past due		11,980
Foreclosure in process		—
Total mortgage loans by standing	$	721,064
Other long-term assets (statement value)	$	477,628
Contract loans	$	1,458
Bonds and Stocks of Parents, Subsidiaries and Affiliates (Book Value):		
Bonds	$	195,237
Common Stocks		1,408,256
Total Bonds and Stocks of Parents, Subsidiaries and Affiliates	$	1,603,493

71

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2025
(In Thousands)

Bonds and Short-term Investments by NAIC Designation and Maturity:		
Bonds and Short-term Investments by Maturity (Statement Value):		
Due within 1 year or less	$	406,340
Over 1 year through 5 years		799,963
Over 5 years through 10 years		819,243
Over 10 years through 20 years		734,457
Over 20 years		392,023
Total by maturity	$	3,152,026
Bonds and Short-term Investments by NAIC Designation (Statement Value):		
NAIC 1	$	1,386,609
NAIC 2		1,582,216
NAIC 3		130,612
NAIC 4		13,114
NAIC 5		27,645
NAIC 6		11,830
Total by NAIC Designation	$	3,152,026
Total bonds and short-term investments publicly traded	$	966,330
Total bonds and short-term investments privately placed	$	2,185,696
Preferred stocks (statement value)	$	81,242
Common stocks, including subsidiaries (market value)	$	1,418,256
Short-term investments (book value)	$	—
Cash equivalents	$	282,618
Financial options owned (statement value)	$	—
Financial options written and in force (statement value)	$	—
Financial collar, swap and forward agreements open (statement value)	$	—
Financial futures contracts open (current value)	$	—
Cash on deposit	$	(5,666)
Life Insurance in Force:		
Ordinary	$	1,347
Group life	$	48
Amount of accidental death insurance in force under ordinary policies	$	23

72

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2025
(In Thousands)

Life Insurance Policies with Disability Provisions in Force:		
Ordinary	$	37
Group life	$	—
Supplementary Contracts in Force:		
Ordinary-not involving life contingencies:		
Amount on deposit	$	230
Income payable	$	5,064
Ordinary-involving life contingencies:		
Amount on deposit	$	—
Amount of income payable	$	6,421
Group-not involving life contingencies:		
Amount on deposit	$	—
Amount of income payable	$	—
Group-involving life contingencies:		
Amount on deposit	$	—
Amount of income payable	$	—
Annuities:		
Ordinary:		
Immediate-amount of income payable	$	431
Deferred-fully paid account balance	$	9,886,901
Deferred-not fully paid account balance	$	2,424,819
Group:		
Amount of income payable	$	3
Fully paid account balance	$	12,726,507
Not fully paid account balance	$	100,564
Accident and Health Insurance Premiums in Force:		
Ordinary	$	—
Group	$	—
Deposit Funds and Dividend Accumulations:		
Deposit funds-account balance	$	—
Dividend accumulations-account balance	$	—

73

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2025

(In Thousands)

I. Investment Risk Interrogatories

The Company's total admitted assets (excluding separate account assets) as reported on page two of its Annual Statement for the year ended December 31, 2025 is $6.3 billion.

1. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO *Practices and Procedures Manual* as exempt, (ii) property occupied by the Company, and (iii) contract loans:

	Issuer	Investment Category	Amount	Percentage of Total Admitted Assets*
i.	Corporate Solutions Life Reinsurance Company	Common Stock	$ 1,408,006	22.4 %
ii.	BNY Mellon Cash Reserve USD	Cash Equivalents	264,695	4.2
iii.	AP Tundra Holdings LLC	Bonds	118,992	1.9
iv.	Cayman Universe Holdings LLC	Bonds	103,676	1.6
v.	H&R NNN Pool 3	Mortgage Loans	68,321	1.1
vi.	Trademark Royalty 2018-1 LLC	Bonds	52,515	0.8
vii.	Ares Strategic Income Fund	Bonds	47,324	0.8
viii.	Barclays PLC	Bonds	45,676	0.7
ix.	Energy Transfer LP	Bonds	42,004	0.7
x.	Extra Space Storage LP	Bonds	40,500	0.6

2. The Company's total admitted assets held in bonds and short-term investments (excluding reciprocal borrowings) and preferred stocks, by NAIC designating at December 31, 2025, are:

Bonds			Preferred Stocks		
NAIC Rating	Amount	Percentage of Total Admitted Assets*	NAIC Rating	Amount	Percentage of Total Admitted Assets*
NAIC-1	$ 1,386,609	22.0%	P/RP-1	$ 33,886	0.5%
NAIC-2	1,582,216	25.1	P/RP-2	47,356	0.8
NAIC-3	130,612	2.1	P/RP-3	—	0.0
NAIC-4	13,114	0.2	P/RP-4	—	—
NAIC-5	27,645	0.4	P/RP-5	—	—
NAIC-6	11,830	0.2	P/RP-6	—	—
	$ 3,152,026			$ 81,242	

3. Following are the Company's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in *SSAP No. 86*, including: (i) foreign currency denominated investments of $0 million supporting insurance liabilities denominated in that same foreign currency of $0 million, and excluding (ii) Canadian investments of $0.0 million which includes unhedged currency exposure of $0 million as of December 31, 2025):

74

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2025
(In Thousands)

a. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets*
i. Countries rated NAIC-1	$ 870,564	13.8%
ii. Countries rated NAIC-2	94,919	1.5
iii. Countries rated NAIC-3 or below	50,171	0.8

b. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets*
i. Countries Rated NAIC-1:		
Country: Cayman Islands	$ 285,507	4.5%
Country: United Kingdom	171,587	2.7
ii. Countries Rated NAIC-2:		
Country: Italy	35,318	0.6
Country: Indonesia	25,783	0.4
iii. Countries Rated NAIC-3 or Below:		
Country: Marshall Islands	30,000	0.5
Country: Dominican Republic	7,342	0.1

c. Aggregate unhedged foreign currency exposure: Not applicable.

d. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designating: Not applicable.

e. The two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating: Not applicable.

75

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2025
(In Thousands)

f. The ten largest non–sovereign (i.e. non–governmental) foreign issues:

	Name	NAIC Rating	Amount	Percentage of Total Admitted Assets*
i.	Cayman Universe Holdings LLC	1	$ 103,676	1.6%
ii.	Barclays PLC	2	45,676	0.7
iii.	Lloyds Banking Group plc	2	39,865	0.6
iv.	DaVinciRe Holdings Ltd.	1	30,888	0.5
v.	Seaspan Holdco III Ltd.	2	30,000	0.5
vi.	E.ON International Finance B.V.	2	29,820	0.5
vii.	Aa Infrastructure Fund 1 Ltd	1	29,576	0.5
viii.	Severn Trent Water Limited	2	26,000	0.4
ix.	Antares Clo 2021-1 Ltd.	1,2	25,690	0.4
x.	Hildene Trups Securitization 2018-1 Ltd	1	25,645	0.4

4. Assets held in Canadian investments are less than 2.5% of the Company's total admitted assets.

5. Assets held in investments with contractual sales restrictions are less than 2.5% of the Company's total admitted assets.

6. Assets held in equity interests are greater than 2.5% of the Company's total admitted assets.

		Amount	Percentage of Total Admitted Assets*
i.	Corporate Solutions Life Reinsurance Company	$ 1,408,006	22.37%
ii.	The Depository Trust & Clearing Corporation	33,886	0.54
iii.	The Charles Schwab Corporation	22,524	0.36
iv.	The Doctors Company, an Interinsurance Exchange	20,000	0.32
v.	The Bank of New York Mellon Corporation	17,445	0.28
vi.	Oconee Property Holdings LLC	14,725	0.23
vii.	Federal Home Loan Bank of des Moines	10,000	0.16
viii.	The Bank of Nova Scotia	10,000	0.16
ix.	New York Life Insurance Company	8,567	0.14
x.	HSBC Holdings plc	6,300	0.10

7. Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company's total admitted assets.

8. Assets held in general partnership interests are less than 2.5% of the Company's total admitted assets.

76

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2025
(In Thousands)

9. With respect to mortgage loans, the Company's total admitted assets are as follows:

a. The 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Type/Property		Amount	Percentage of Total Admitted Assets*
i.	H&R NNN Pool 3	$	68,321	1.1%
ii.	Renaissance Square		40,005	0.6
iii.	BD Capital		36,550	0.6
iv.	181 Fremont Office Senior Mezz LLC		35,112	0.6
v.	Win Ridge Shopping Center-DE LLC		26,846	0.4
vi.	Hpa Jv Borrower 2019-1 Ath Llc		23,452	0.4
vii.	SIC - Mills Building II, LLC		18,000	0.3
viii.	Duesenberg Investment Co. LLC		16,736	0.3
ix.	Mericle 3 Great Valley, LLC		15,762	0.3
x.	500 Capitol Mall Tower, LLC		15,002	0.2

b. The Company's total admitted assets held in the following categories of mortgage loans as of December 31, 2025:

		Amount	Percentage of Total Admitted Assets*
i. Construction loans	$	—	—
ii. Mortgage loans over 90 days past due		11,980	19.0
iii. Mortgage loans in the process of foreclosure		—	—
iv. Mortgage loans foreclosed		—	—
v. Restructured mortgage loans		—	—

c. Aggregate mortgage loans having the following loan to value ratios as determined from the most current appraisal as of December 31, 2025:

		Residential			Commercial			Agricultural		
	Loan-to-Value		Amount	Percentage of Total Admitted Assets*		Amount	Percentage of Total Admitted Assets*		Amount	Percentage of Total Admitted Assets*
i.	above 95%	$	—	—%	$	8,175	0.1%	$	—	—%
ii.	91% to 95%		—	—		—	—		—	—
iii.	81% to 90%		—	—		—	0.0		—	—
iv.	71% to 80%		—	—		51,575	0.8		—	—
v.	below 70%		58,037	92.2		603,277	9.6		—	—
		$	58,037		$	663,027		$	—	

77

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2025
(In Thousands)

10. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate are less than 2.5% of the Company's total admitted assets.

11. The Company's total admitted assets subject to the following types of agreements as of December 31, 2025:

	At Year End		Unaudited At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i. Securities lending (do not include assets held as collateral for such transactions)	$ —	—%	$ —	$ —	$ —
ii. Repurchase agreements	—	—	—	—	—
iii. Reverse repurchase agreements	—	—	—	—	—
iv. Dollar repurchase agreements	—	—	—	—	—
v. Dollar reverse repurchase agreements	—	—	—	—	—

12. Amounts and percentages of the Company's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2025:

	Owned		Written	
	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i. Hedging	$ —	—%	$ —	0.0%
ii. Income generation	—	—	—	—
iii. Other	—	—	—	—

13. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of December 31, 2025:

	At Year End		Unaudited At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i. Hedging	$ —	—%	$ —	$ —	$ —
ii. Income Generation	—	—	—	—	—
iii. Replications	—	—	—	—	—
iv. Other	—	—	—	—	—

78

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2025
(In Thousands)

14. The Company's potential exposure (defined as the amount determined in accordance with NAIC Annual Statement Instructions) for futures contracts as of December 31, 2025:

	At Year End		Unaudited At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i. Hedging	$ —	—%	$ —	$ —	$ —
ii. Income Generation	—	—	—	—	—
iii. Replications	—	—	—	—	—
iv. Other	—	—	—	—	—

79

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Summary Investment Schedule
December 31, 2025
(In Thousands)

II. Summary Investment Schedule

Investment Categories	Gross Investment Holdings* Amount	Gross Investment Holdings* Percentage of Total	Admitted Assets as Reported in the Annual Statement Amount	Admitted Assets as Reported in the Annual Statement Securities Lending Reinvested Collateral Amount	Admitted Assets as Reported in the Annual Statement Total Amount	Admitted Assets as Reported in the Annual Statement Percentage of Total
Issuer credit obligations (Schedule D, Part 1, Section 1):						
U.S. government obligations	$ 3,567	0.1 %	$ 3,567	$ —	$ 3,567	0.1 %
Non- U.S. sovereign jurisdiction securities	50,523	0.8 %	50,523	—	50,523	0.8 %
Municipal bonds - special revenue	16,521	0.3 %	16,521	—	16,521	0.3 %
Project finance bonds issued by operating entities	433	— %	433	—	433	— %
Corporate bonds	2,159,297	35.2 %	2,159,297	—	2,159,297	35.2 %
Single entity backed obligations	279,335	4.6 %	279,335	—	279,335	4.6 %
Bonds issued by funds representing operating entities	98,631	1.6 %	98,631	—	98,631	1.6 %
Bank loans - acquired	14,338	0.2 %	14,338	—	14,338	0.2 %
Total issuer credit obligations	2,622,645	42.8 %	2,622,645	—	2,622,645	42.8 %
Asset-backed securities (Schedule D, Part 1, Section 2):						
Financial asset-backed securities - self-liquidating	438,484	7.2 %	438,484	—	438,484	7.2 %
Non-financial asset-backed securities	90,897	1.5 %	90,897	—	90,897	1.5 %
Total asset-backed securities	529,381	8.7 %	529,381	—	529,381	8.7 %
Preferred stocks (Schedule D Part 2, Section 1)						
Industrial and miscellaneous Publicly traded (Unaffiliated)	81,242	1.3 %	81,242	—	81,242	1.3 %
Total preferred stocks	81,242	1.3 %	81,242	—	81,242	1.3 %
Common stocks (Schedule D Part 2, Section 2)						
Industrial and miscellaneous other (Unaffiliated)	10,000	0.2 %	10,000	—	10,000	0.2 %
Parent, subsidiaries and affiliates Other	1,408,256	23.0 %	1,408,256	—	1,408,256	23.0 %
Total common stocks	1,418,256	23.1 %	1,418,256	—	1,418,256	23.1 %
Mortgage loans (Schedule B)						
Residential mortgages	58,037	0.9 %	58,037	—	58,037	0.9 %
Commercial mortgages	663,027	10.8 %	663,027	—	663,027	10.8 %
Total mortgage loans	721,064	11.8 %	721,064	—	721,064	11.8 %
Cash, cash equivalents and short-term investments						
Cash (Schedule E, Part 1)	(5,666)	(0.1)%	(5,666)	—	(5,666)	(0.1)%
Cash equivalents (Schedule E, Part 2)	282,618	4.6 %	282,618	—	282,618	4.6 %
Total cash, cash equivalents and short-term investments	276,952	4.5 %	276,952	—	276,952	4.5 %
Contract loans	1,458	— %	1,458	—	1,458	— %
Other invested assets (Schedule BA)	477,628	7.8 %	477,628	—	477,628	7.8 %
Receivables for securities	916	— %	916	—	916	— %
Total invested assets	$ 6,129,543	25.4 %	$6,129,543	$ —	$6,129,543	25.4 %

80

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in *SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance* ("*SSAP No. 61R*"), which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1. Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, *Life and Health Reinsurance Agreements*, and includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791?

   Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

   Yes No ☑

   If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here.

   If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

   Yes No N/A ☑

2. Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk?

   Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

   Yes No ☑

   If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here.

   If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

   Yes No N/A ☑

3. Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

   a. Provisions that permit the reporting of losses to be made less frequently than quarterly;
   b. Provisions that permit settlements to be made less frequently than quarterly;
   c. Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
   d. The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

   Yes No ☑

81

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2025

4. Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of *SSAP No. 61R*?

Type of contract:	**Response:**	**Identify reinsurance contract(s):**	**Has the insured event(s) triggering contract coverage been recognized?**
Assumption reinsurance – new for the reporting period	Yes No ☑	N/A	Yes No N/A ☑
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No ☑	N/A	Yes No N/A ☑

5. Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

   a. Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

   Yes No N/A ☑

   b. Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

   Yes No N/A ☑

   If the answer to item (a) or item (b) was yes, relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP would be disclosed here.

82

* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Note to Supplementary Information
December 31, 2025

1. Basis of Presentation

The accompanying supplemental information presents selected statutory basis financial data as of December 31, 2025 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company's 2025 Statutory Annual Statement as filed with the Iowa Insurance Division.

83